Exhibit 10.2

DATED 18/02/2008

(1) TOTAL PRODUCE PLC

(2) COMPUTERSHARE TRUSTEES LIMITED

TRUST DEED

ESTABLISHING THE TOTAL PRODUCE SIP TRUST

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THIS TRUST DEED is made on the 18 day of February 2008

BETWEEN:-

(1)	TOTAL PRODUCE PLC (registered in the Republic of Ireland number 427687) whose registered office is at Charles McCann Building, The Ramparts, Dundalk, Co Louth (the “Company”); and

(2)	COMPUTERSHARE TRUSTEES LIMITED (registered in England Number 3661515) whose registered office is at The Pavilions, Bridgwater Road, Bristol BS13 8AE (the “Original Trustee”).

WHEREAS:-

(A)

The parties intend, by the execution of this Deed, to establish an employees’ share scheme, the terms of which comply both with the requirements of section 60(12) of the Irish Companies Act 1963 and Schedule 2 to the Income Tax (Earnings and Pensions) Act 2003, to facilitate the acquisition and holding of shares by and for the benefit of employees of the Company and of subsidiaries of the Company pursuant to The Total Produce Share Incentive Plan (the “Plan”).

(B)	The Company has paid to the Original Trustee by way of gift the sum of £10, the receipt of which the Original Trustee acknowledges.

(C)	The Original Trustee has agreed to act as the first trustee of this Trust.

(D)	The settlement created by this Deed shall unless and until the Trustees for the time being of this Trust otherwise determine, be known as The Total Produce SIP Trust.

IT IS AGREED as follows:-

INTERPRETATION

1.1	The following words and expressions shall, where they are used in this Deed, have the following meanings:-

“Beneficiary”	a bona fide employee or former employee of any member of the Group

“Charity”	any company, trust, association or other body of persons established for charitable purposes only

“this Deed”	the provisions of this trust deed as varied or added to from time to time pursuant to and in accordance with Clause 15

“Employees’ Share Scheme”	an employees’ share scheme, the terms of which comply with the requirements of section 60(12) of the Irish Companies Act 1963

“Foreign Cash Dividend”	means a cash dividend paid in respect of Plan Shares in a company not resident in the United Kingdom

“this Settlement”	the trusts declared in this Deed

“Takeover Offer”	an offer to acquire all the shares in the capital of the Company, which has been made in circumstances and under terms that would (subject only to the relevant acceptance threshold being achieved) permit the offeror to invoke the procedure for the compulsory acquisition of shares in the Company under section 204 of the Irish Companies Act 1963

“Trustee”	the Original Trustee or other the trustee or trustees for the time being of this Settlement

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“Trust Fund”

(a)   the initial sum of £10 paid to the Original Trustee;

(b)   all property, other than any Participant’s Partnership Share Money, transferred to the Trustee to hold on the terms of this Settlement, including any accumulation of income of such property; and

(c)   all property from time to time representing the above

“Trust Period”

means the period beginning with the date hereof and ending upon the first to happen of the following namely:-

(a)   the expiry of the period of eighty years beginning with the date of this Deed; or

(b)   such date as the Trustee (acting with the prior written consent of the Company) shall by deed declare to be the end of the Trust Period (not being a date earlier than the date of such deed)

“Trust Property”	any property comprised in the Trust Fund

All terms used in this Deed which are defined in the Glossary to the Plan shall bear the same meanings as in that Glossary.

1.2	For the purposes of the interpretation of this Deed:-

1.2.1	words denoting the singular shall include the plural and vice versa;

1.2.2	words denoting the masculine gender shall include the feminine and neuter gender;

1.2.3	no account shall be taken of the clause headings which have been inserted for ease of reference only;

1.2.4	references to any statutory provision shall be read and construed as references to such provision as amended or re-enacted from time to time; and

1.2.5	references to clauses and Schedules are to be read and construed as references to clauses and Schedules of this Deed.

2.	PRINCIPAL TRUSTS

2.1	Subject to the provisions of Clause 2.4 the Trustee shall during the Trust Period hold the capital and income of the Trust Fund UPON TRUST:-

2.1.1

for so long as the Plan, having been approved by HMRC pursuant to the Schedule, remains so approved, to hold the Trust Fund for the benefit of Beneficiaries but shall deal with the same only in accordance with the provisions of Clauses 4 and 5; and

2.1.2

subject to Clause 2.1.1 above, for all or such one or more exclusively of the other or others of the Beneficiaries at such age or time or respective ages or times and if more than one in such shares and either absolutely or for such period or respective periods and with such gifts over and upon such trusts (including discretionary trusts) and with or subject to such powers or provisions (whether dispositive or administrative at the discretion of the

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Trustee or of any one or more of the Beneficiaries or of any other person or persons) and generally in such manner in all respects for the benefit of all or any one or more of the Beneficiaries as the Trustee may at any time or times during the Trust Period by deed or deeds revocable or irrevocable in their discretion appoint PROVIDED THAT no exercise of the power conferred by this Clause 2.1.2 shall invalidate any prior payment or application of either the capital or income of the Trust Fund or affect any part of the Trust Fund to which any person has become indefeasibly entitled.

2.2	In default of and subject to any appointment made under Clause 2.1, and subject to the provisions of Clauses 2.4 and 5, the following trusts shall apply to the capital and income of the Trust Fund:-

2.2.1

the Trustee may accumulate the whole or part of the income of the Trust Fund during the Trust Period as an addition to the capital of the Trust Fund and as one fund with such capital for all purposes but the Trustee may apply such Trust Property as if it were income arising in the then current year;

2.2.2

subject to Clause 5.2, the Trustee shall pay or apply the income of the Trust Fund to or for the benefit of any one or more of the Beneficiaries and if more than one in such proportions and in such manner in all respects as the Trustee shall in its absolute discretion think fit;

2.2.3

the Trustee may at any time or times during the Trust Period realise the whole or any part or parts of the Trust Fund and may pay the same to or apply the same for the benefit of any one or more of the Beneficiaries in such manner as the Trustee shall in its absolute discretion think fit; and

2.2.4

subject to the preceding provisions of this Clause 2, the Trustee shall hold the capital and income of the Trust Fund at the expiry of the Trust Period UPON TRUST for such one or more of the Beneficiaries and if more than one in such proportion and in such manner in all respects as the Trustee shall before the end of the Trust Period, and in its absolute discretion, determine SAVE THAT if there are no such Beneficiaries or in default of such determination the Trustee shall hold the capital and income of the Trust Fund on trust absolutely for such one or more Charity as the Company shall in its discretion determine.

2.3

The provisions of Clause 2.4 shall have effect for the purpose of ensuring that any contribution or loan to the Trust Fund by a company incorporated in the Republic of Ireland falls to be excluded from the prohibition (in Section 60 of the Irish Companies Act 1963) against the giving of financial assistance for the purchase of shares in the Company.

2.4

No part of the Trust Fund which was contributed or loaned to the Trust by a company incorporated in the Republic of Ireland (an “Irish Company”), or which represents, or is derived from the investment of, monies contributed or loaned to the Trust by an Irish Company, shall be applied in the purchase or subscription of shares (being shares in such Irish Company, or in any company incorporated in the Republic of Ireland which is a holding company, within the meaning that term is given for the purposes of the Irish Companies Act, of such Irish Company) to be held by or for the benefit of any person who is not an employee or former employee of either:-

(a)	the Irish Company which made such contribution or loan, or

(b)	any subsidiary (within the meaning that term is given for the purposes of the Irish Companies Acts) of such Irish Company and any shares so purchased or subscribed shall be held by the Trustees, and applied by the Trustees in providing benefits, only for any person who is, or persons each of whom is, an employee or former employee of the Irish Company which made such contribution or loan or of any such subsidiary of such Irish Company.

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3.	ADDITIONS TO THE TRUST FUND

3.1	The Trustee may at any time accept a gift of Shares or other assets to be held as an addition to the Trust Fund.

3.2

Any member of the Group may from time to time at its sole discretion transfer pay or credit sums of money to the Trustee to be held as an addition to the Trust Fund, and nothing in this Deed shall confer on the Trustee any right to receive any such transfer, payment or credit or create any trust of the money intended to be transferred, paid or credited unless and until the same shall have been actually transferred, paid or credited to the Trustee.

3.3	If Shares are listed on the Official List of the UK Listing Authority, the Company shall apply for a listing for any Shares subscribed by the Trustee.

3.4

The Trustee shall not accept any contribution to the Trust Fund from any person if the acceptance of such contribution would cause this Settlement to be in breach of the rules restricting the accumulation of trust income.

4.	PARTNERSHIP SHARE MONIES AND PARTNERSHIP SHARES

4.1

The Trustee shall accept any Participant’s Partnership Share Money and shall hold such funds upon trust for the benefit of such Participant and shall deal with such funds and with any income from the investment of such funds only in accordance with the Plan SAVE THAT the Trustee shall be under no duty or obligation to deposit such funds in an interest-bearing account.

4.2	The Trustee shall apply each Participant’s Partnership Share Money in acquiring Shares in accordance with the Plan by:-

4.2.1	purchase in the market (whether on the London Stock Exchange, the Irish Stock Exchange or any other market on which Shares may be purchased, from time to time);

4.2.2	subscription; or

4.2.3	acquisition by purchase from the Trust Fund.

4.3	For the avoidance of doubt, the Trustee shall not be liable for any disadvantage suffered by any Participant as a result of changes to:-

4.3.1	the Conversion Rate; or

4.3.2	the market value of Shares

in the period between the Trustee’s receipt of a Participant’s Partnership Share Money and its acquisition of Partnership Shares, on behalf of the relevant Participant, with the Participant’s Partnership Share Money.

4.4

The Trustee shall hold a Participant’s Partnership Shares upon trust for the benefit of such Participant and shall deal with such Shares and all rights attaching to such Shares only in accordance with the Plan and this Deed.

4.5	For the purposes of section 13 of the Perpetuities and Accumulations Act 1964, the accumulation period applicable to any Partnership Share Money shall be 21 years from the date of this Deed.

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5.	TRUSTEE’S POWERS AND DUTIES RELATING TO THE PLAN

5.1	The Trustee shall join with the Company in establishing and giving effect to the Plan.

5.2

For so long as the Plan having been approved by HMRC pursuant to the Schedule remains so approved, the Trust Fund shall not be applied, and this Settlement shall not be used, otherwise than for the purposes of giving effect to the Plan.

5.3

The Trustee shall expend any sum received from any member of the Group as a contribution to the Trust Fund for any such one or more of the purposes mentioned in Clause 5.4 as the Trustee shall in its absolute discretion determine and pending such expenditure shall deposit any such contribution with a Bank on such terms as the Trustee may in its absolute discretion think fit.

5.4	The purposes referred to in Clause 5.3 are:-

5.4.1	the acquisition of Shares for the purposes of the Plan whether by way of:-

(a)	purchase in the market (whether on the London Stock Exchange, the Irish Stock Exchange or any other market on which Shares may be purchased, from time to time);

(b)	subscription; or

(c)	acquisition by purchase from the Trust Fund;

5.4.2	the repayment of sums borrowed;

5.4.3	the payment of interest on sums borrowed;

5.4.4	satisfying any of the obligations of the Trustee under the Plan; and

5.4.5	paying expenses of the Trustee (including the fees of the Trustee, any Administrator and any professional adviser retained by the Trustee in relation to the operation of the Plan).

5.5	The Trustee may only acquire shares or other securities which are not Shares if:-

5.5.1	they are shares or other securities issued to the Trustee in exchange for or in respect of Shares in circumstances mentioned in section 135(1) of the Taxation of Chargeable Gains Act 1992; or

5.5.2	if they are shares or other securities acquired by the Trustee pursuant to a reconstruction or amalgamation as mentioned in section 136 of that Act.

5.6	The Trustee may at any time and from time to time award Shares to any one or more of the Beneficiaries pursuant to and in accordance with the Plan.

Duty to give notice of acquisition of Partnership Shares

5.7	As soon as practicable after the Trustee has acquired any Partnership Shares on behalf of a Participant, the Trustee shall give him or her notice of the acquisition:-

5.7.1	specifying the number and description of those Shares;

5.7.2	stating the amount of Partnership Share Money applied by the Trustee in acquiring such Partnership Shares;

5.7.3	their Market Value on the Acquisition Date; and

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5.7.4	informing him or her of any amount of surplus Partnership Share Money carried forward.

Duty to give notice of acquisition of Dividend Shares

5.8	As soon as practicable after any Dividend Shares have been acquired on behalf of a Participant the Trustee shall give him or her notice of the acquisition:-

5.8.1	specifying the number and description of those Shares;

5.8.2	stating their Market Value on the Acquisition Date;

5.8.3	stating the Holding Period applicable to them; and

5.8.4	informing him or her of any surplus amount of cash dividends carried forward.

Foreign cash dividends

5.9

If the Trustee receives any Foreign Cash Dividend in respect of any of a Participant’s Plan Shares, the Trustee shall notify the Participant of the amount of any foreign tax deducted from the dividend before it was paid.

Duty to deal with Plan Shares

5.10	The Trustee shall hold and deal with all Shares awarded to or acquired on behalf of any Participant only in accordance with the terms of Part C of the Plan and the following provisions of this Deed.

General duty of Trustee to retain Dividend Shares

5.11

Save as mentioned in Clause 5.12, the Trustee shall not dispose of any of a Participant’s Plan Shares that are Dividend Shares (whether to the Participant or otherwise) at any time during the Holding Period relating to such Shares unless the Participant ceases to be in Relevant Employment.

5.12

The duty imposed by Clause 5.11 shall not restrict the Trustee from disposing of any of a Participant’s Plan Shares in accordance with a provision of the Plan which gives effect to the requirements of any of the paragraphs of the Schedule mentioned in paragraph 73(3) of the Schedule.

Power of Trustee to raise funds to subscribe for a rights issue

5.13	The Trustee may, subject to Clause 5.17, dispose of some of the rights under a rights issue in order to be able to obtain sufficient funds to exercise other such rights.

5.14

For the purposes of Clause 5.13, “rights issue” means rights conferred in respect of a Participant’s Plan Shares to be allotted, on payment, other shares or securities or rights of any description in the same company.

Duty of Trustee on Participant ceasing to be in Relevant Employment

5.15	If a Participant ceases to be in Relevant Employment, the Trustee shall as soon as is practicable:-

5.15.1	transfer such Participant’s Plan Shares to the Participant or another person at his direction; or

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5.15.2	dispose of the Shares and account (or hold itself ready to account) for the proceeds to the Participant or to another person at his direction.

5.16

The Trustee shall pay over to a Participant any money or money’s worth received by the Trustee in respect of or by reference to any of such Participant’s Plan Shares, other than money or money’s worth consisting of New Shares SAVE THAT this duty of the Trustee shall not prevent the Trustee from reinvesting cash dividends in accordance with the Plan nor from doing anything in fulfilment of its obligations under or in relation to PAYE.

General duties to Participants

5.17

Subject to Clause 5.15, the Trustee shall dispose of a Participant’s Plan Shares and deal with any right conferred in respect of any of his Plan Shares to be allotted other shares, securities or rights of any description only pursuant to a direction given by or on behalf of the Participant SAVE THAT the Trustee may dispose of any of a Participant’s Plan Shares which cease to be held in the Plan and any of a Participant’s remaining Plan Shares to meet any obligation imposed on the Trustee under or in relation to PAYE.

Duties in relation to tax liabilities

5.18	The Trustee shall:-

5.18.1

maintain such records as may be necessary for the purposes of complying with any obligations of the Trustee or of any member or former member of the Group under PAYE and NICs so far as they relate to the Plan; and

5.18.2

when a Participant becomes liable to income tax under Chapter 3 or 4 of Part 4 of the Income Tax (Trading and Other Income) Act 2005 or ITEPA by reason of the occurrence of any event, inform him of any facts relevant to determining that liability.

5.19	References in the preceding provisions of this Clause 5 to a Participant include, in relation to a Participant who has died, a reference to his Personal Representatives.

Administration of the Plan

5.20

The Trustee may from time to time appoint any such person as the Company may approve to act as Administrator on such terms as the Trustee and the Company shall agree and in that event the Trustee shall delegate to such person such of the Trustee’s administrative powers and duties as shall, in the opinion of the Directors, be necessary or appropriate to enable such person to procure the award of Shares to, and the acquisition of Shares on behalf of, Participants and generally to administer the operation of the Plan PROVIDED THAT:-

5.20.1	no such delegation shall take effect so as to divest the Trustee of any duty imposed on the Trustee by the provisions of this Deed; and

5.20.2	the Trustee shall remain liable for the acts and defaults of such person to the intent that section 23 of the Trustee Act 2000 shall not apply.

5.21	The Trustee may pay the costs and expenses of any Administrator out of the Trust Fund.

Power to take and pay for professional advice

5.22

The Trustee may, for the purpose of enabling the Trustee or any Administrator to exercise the powers and duties of this Settlement, seek and act upon the advice of any such firm of legal or other professional advisers and may pay for such advice out

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of the Trust Fund PROVIDED THAT no such advice shall be sought by the Trustee or the Administrator on any occasion without the prior approval (which shall not be unreasonably withheld) of the Company as to the choice of such adviser and the terms on which such advice shall be sought.

Provision of information to the Company

5.23

The Trustee shall provide to the Company and every other member of the Group all such information relating to the operation of the Plan as shall, in the opinion of the Directors, be necessary to enable each such member of the Group to fulfil its obligations to account for income tax and NICs under PAYE.

5.24

The Trustee shall, from time to time, provide to the Company such other information, relating to the operation of the Plan and to the individual entitlements of any or all of the Participants as the Company may request, and shall do so within such reasonable period as the Company may specify.

Residual Shares

5.25	If any Shares (other than a Participant’s Plan Shares) remain Trust Property after either:-

5.25.1	Shares have been awarded to Participants in accordance with the Plan on any occasion; or

5.25.2	the requirements of paragraph 90 of the Schedule have been complied with the Trustee shall, if the Company so directs, hold such Shares upon trust to sell such Shares in the market and pay or apply the net proceeds of sale (after deduction of all costs and expenses and of such amount as, in the opinion of the Trustee, is sufficient to enable the Trustee to discharge in full all of its current and future liabilities, whether actual or contingent) to or for the benefit of Participating Companies in such proportions, having regard to their respective contributions, to the Trust Fund as the Company shall direct.

Acquisition of shares from a QUEST

5.26	If any Shares are transferred to the Trustee as mentioned in paragraph 78 of the Schedule, such Shares shall not become Partnership or Dividend Shares.

Duty to monitor Participants in connected plans

5.27	The Trustee shall maintain records of Participants who in the same Tax Year have participated in one or more other Approved Share Incentive Plans established by the Company or a Connected Company.

6.	TRUSTEE’S DEALINGS IN SHARES

6.1

For the purpose of enabling the Directors to ensure compliance by the Company and by its directors with the rules and regulations imposed by the Irish Stock Exchange, the Trustee shall inform the secretary of the Company in writing in advance of any dealing by the Trustee in Shares (otherwise than any award of Shares to or acquisition of Partnership Shares or Dividend Shares on behalf of, a Participant who is not a director of the Company being a dealing pursuant to or done for the purpose of giving effect to the operation of the Plan).

6.2

If the Trustee provides any benefit (in whatever form) out of the Trust Fund to any Beneficiary (otherwise than pursuant to the Plan) the Trustee shall give details of such benefit to the secretary of the Company.

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6.3

The Trustee shall not deal in Shares or other securities of the Company at any time if the Trustee is aware or has received notice in writing from the Company that any such dealing at that time would cause the Company or any Subsidiary or any director, officer or employee of the Company or any Subsidiary to be in breach of the provisions of the code of dealing adopted by resolution of the directors of the Company imposing restrictions upon dealings by directors and employees in Shares or securities of the Company as required by the rules of the Irish Stock Exchange PROVIDED THAT nothing in this Clause 6.3 shall compel the Trustee to enquire from the Company or any Subsidiary as to whether such dealing would breach any such provisions.

Waiver of Trustees’ dividend and voting rights

6.4

The provisions of Clauses 6.5 and 6.6 shall not apply (so that the Trustee shall not be taken to have waived its rights to receive dividends and/or exercise voting rights) throughout any period in relation to which the Company has given notice in writing to the Trustee that such provisions shall not apply PROVIDED THAT no such period shall commence before the date on which such notice is received by the Trustee.

6.5

Whilst and for so long as any Shares are held by the Trustee and no beneficial interest in such Shares is vested in any Beneficiary the Trustee shall waive any right to dividend payments in respect of such Shares and the Trustee shall not be liable for any loss to the Trust Fund as a result of such waiver.

6.6

Whilst any Shares in the Company are held by the Trustee the Trustee shall refrain from exercising any voting rights which may attach to the Shares SAVE THAT if the beneficial interest in any Share is vested in any Beneficiary then the Trustee shall comply with the provisions of Rule 41 of the Plan.

7.	INVESTMENT POWERS

7.1

The Trustee may apply the whole or any part of the Trust Fund in the acquisition of Shares by subscription or by purchase from any person at a price which is not greater than the price which the Trustee would otherwise have to pay for the purchase of such Shares on the Irish Stock Exchange (or, if such Shares are not listed on the Irish Stock Exchange, in the open market) at the time of purchase.

7.2	The Trustee shall not be under any obligation to diversify the investment of the Trust Fund and, in particular, may:-

7.2.1

retain, in their existing condition, any investments, including Shares or other securities of the Company, or other property (including uninvested money) for the time being forming part of the Trust Fund for so long as the Trustee in its absolute discretion thinks fit notwithstanding that the same may comprise the sole investment of the Trust Fund; and

7.2.2	at its absolute discretion, invest the whole of the Trust Fund in the shares or securities of any one company without being liable for any loss occasioned thereby.

7.3	The Trustee shall be under no obligation to:-

7.3.1

become a director or officer, or interfere in the management or affairs, of any company any of the shares or stocks of which are, for the time being, comprised in the Trust Fund or any company associated with such company, notwithstanding that the Trustee has {whether directly or indirectly) a substantial holding in or control of any such company; or

7.3.2	seek information about the affairs of any such company

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but may leave the conduct of the affairs of any such company to its directors or other persons managing the company (so long as they have no actual notice of any act of dishonesty on the part of such directors or others in connection with the management of the company).

8.	ADDITIONAL POWERS

8.1	In addition to all the powers vested in trustees by law or statute, the Trustee shall have the following powers regarding the Trust Fund:-

8.1.1

power to invest or hold or allow to remain in the name or under the control of any person as nominee or bare trustee of the Trustee the whole or such part of the Trust Fund as the Trustee shall in its absolute discretion think fit and the Trustee shall not be liable for any loss to the Trust Fund or the income of the Trust Fund occasioned by the exercise of this power;

8.1.2

power to promote, alone or with others, and to approve, concur or acquiesce in, or agree to carry into effect, alone or with others, any scheme, proposal or offer for or leading to or being a step in:-

(a)

the reconstruction or amalgamation with any other company or corporation of any company or corporation in whose securities the Trust Fund or any part of the Trust Fund shall be for the time being invested;

(b)

the release, modification or alteration of the rights, privileges or liabilities attached to any investments or other property forming part of the Trust Fund or attached to any property whatever having rights affecting any such investments or other property; or

(c)	the exchange of any investments or other property forming part of the Trust Fund for any other investments or other property

8.1.3

power to give warranties and indemnities for the foregoing purposes with power to accept any security, shares or other interest of any description of the reconstructed or purchasing or new company or demerged company or companies in lieu or in exchange for all or any of the original securities, shares or other interest and with power to retain any property so accepted as aforesaid for any period for which the original property could have been retained;

81.4

power to apply the Trust Fund or any part of it or the whole or any part of the income of the Trust Fund in paying any stamp duty or stamp duty reserve tax payable in respect of any transfer of or agreement to transfer Shares to a Beneficiary;

8.1.5

power to borrow moneys, for any purpose for which trust moneys may be applied under this Settlement, from any person or company (including any member of the Group) on such terms as the Trustee may decide PROVIDED THAT any loan made to the Trustee by any member of the Group shall be on terms which are no less favourable to the Trustee than if it had been made in a transaction made at arm’s length between persons not connected with each other;

8.1.6

power to pay any duties or taxes or other fiscal impositions (together with any related interest or penalties or surcharges) for which the Trustee may become liable and to have entire discretion as to the time and manner in which such duties taxes and fiscal impositions shall be paid and no person interested under this Deed shall be entitled to make any claim whatsoever against the Trustee by reason of such payment;

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8.1.7

power to arrange for any member of the Group to account to HMRC or other authority concerned for any amounts deducted from the sums of money paid or credited to the Trustee by any member of the Group or from or in respect of any amounts paid or property transferred by the Trustee to Beneficiaries in respect of income tax or any other deductions required by law;

8.1.8

power to delegate to any other person or persons (including any one or more of themselves) all or any of the administrative and management functions and powers (including investment powers) vested in the Trustee either by virtue of the provisions of this Deed or by virtue of its office as Trustees PROVIDED THAT:-

(a)	this power shall apply only after the Plan, having been approved by HMRC pursuant to the Schedule, is no longer so approved; and

(b)

the Trustee shall not be entitled to delegate the exercise of discretionary trusts and powers in relation to the Trust Fund which require or empower the determination of beneficial interests in the Trust; and

(c)	no such delegation shall take effect so as to divest the Trustee of any duty imposed on the Trustee by the provisions of this Deed; and

(d)	the Trustee shall remain liable for the acts and defaults of such person to the intent that Section 23 of the Trustee Act 2000 shall not apply;

8.1.9

power to convert any moneys forming part of the Trust Fund into any other property, whether income producing or not, in particular power to acquire any property with moneys forming part of the Trust Fund or the income of the Trust Fund and to transfer such property or any part of it to any Beneficiary in exercise of the Trustee’s powers and discretions;

8.1.10	power to deal with the Trust Fund as if the Trustee were a sole absolute beneficial owner of the Trust Fund;

8.1.11

power to make any payment to any Beneficiary into such Beneficiary’s bank account and in such case the Trustee shall be discharged from obtaining a receipt or seeing to the application of such payment;

8.1.12

power to enter into any agreement or grant any option for the sale or other disposition of any shares stock or securities comprised in the Trust Fund upon any terms and for any consideration whatsoever and power to give warranties indemnities and undertakings for the above purposes;

8.1.13

power to make and to amend by resolution in writing such rules as the Trustee may in its absolute discretion think fit for the purpose of determining the basis upon which the Trust Fund shall be paid or applied to or for the benefit of Beneficiaries;

8.1.14

power in its absolute discretion to enter into any transaction with any other person or persons whether that person or persons is or are acting in a fiduciary capacity or not (being a transaction which apart from foregoing provisions of this Deed the Trustee could properly have entered into if it or any Trustee had not also been or been interested in such other person or persons) notwithstanding that the Trustee or any of them may also be or be interested in such other person or persons and in like manner in all respects as if the Trustee or any of them were not, or were not interested in, such other person or persons; and

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8.1.15

power to agree with HMRC that, if the Market Value of any Shares falls to be determined for the purposes of the Schedule, the Market Value of such Shares shall be determined by reference to such date or dates, or to an average of the values on a number of dates, as may be specified in such agreement.

8.2

Each such power shall be a separate power in addition and without prejudice to the generality of all other powers vested in the Trustee, and the Trustee may exercise all or any of the same from time to time, without the intervention of any Beneficiary, in such manner and to such extent as it shall in its absolute discretion think fit SAVE THAT the Trustee shall not exercise any such power if or to the extent that to do so would be inconsistent with the trusts of this Deed.

8.3

The discretions conferred upon the Trustee by this Deed or by law shall be absolute and unfettered discretions and the Trustee shall not be obliged to give any person beneficially interested under this Settlement any reason or justification for any exercise or non-exercise of any such discretion.

9.	PERPETUITY PERIOD

The Perpetuity Period applicable to this Settlement shall be the period of 80 years from the date of execution of this Deed.

10.	TRUSTEE

10.1

Subject to the following provisions of this Clause 10, the statutory power of appointing new or additional trustees of this Settlement shall be vested in the Company and the Company shall have the power exercisable by deed to remove any person as trustee of this Settlement and to appoint any new trustee of this Settlement in the place of such person SAVE THAT:-

10.1.1

the power conferred by this Clause 10.1 shall only be operative and capable of taking effect from the date on which the person who is to be removed as trustee receives notice in writing of such removal and every new trustee accepts office as such new Trustee; and

10.1.2

if the Company shall be the subject of a Takeover Offer which becomes or is declared unconditional in all respects the Company shall not exercise any power to remove any person as a Trustee or to appoint a new or additional Trustee at any time within the period of thirty days beginning with the date on which such Takeover Offer becomes or is declared unconditional in all respects.

10.2

Every trustee of this Settlement shall be resident in the United Kingdom and the Company shall immediately remove as a trustee of this Settlement any trustee who ceases to be resident in the United Kingdom.

10.3	The minimum number of trustees of this Settlement shall be two individuals or a body corporate.

10.4	So long as the number of trustees of this Settlement is below the minimum number, the Trustee shall not be entitled to exercise any discretion or power pursuant to the terms of this Deed.

10.5

Any trustee of this Settlement may, at any time, by written notice given to the Company and to the remaining Trustees (if any), retire from his office at the expiry of one month from the date when such notice is received by the Company or any shorter period agreed in writing by the Company PROVIDED THAT such retirement shall not take effect unless and until immediately after it there will be as trustees of this Settlement, (whether by virtue of an appointment taking effect forthwith upon such retirement or otherwise), at least the minimum number of persons required by Clause 10.3 to be the trustees.

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10.6

Any person who ceases to be a trustee of this Settlement shall execute and do or make all such transfers or other documents acts or things as may be necessary for vesting the Trust Fund in the new or continuing Trustee or placing it under the control of the Trustee and shall be bound and entitled to assume that any new trustee of this Settlement is a proper person to have been appointed PROVIDED ALWAYS that if any outgoing trustee of this Settlement is liable as Trustee for any duties or taxes or fiscal impositions (including without prejudice to the generality of the foregoing words capital gains wealth gifts probate succession death or any other duties or taxes on capital or income) wheresoever arising and whether or not enforceable through the courts of the place where such Trustee is resident or where this Settlement is for the time being administered then that person shall not be bound to transfer the Trust Fund as aforesaid unless reasonable security is provided for indemnifying them and their estates against such liability.

10.7

A trust corporation or other corporate trustee may be appointed by deed to be a Trustee upon such terms as to remuneration and otherwise as may be agreed at the time of its appointment by the person or persons making the appointment (on the one hand) and the trust corporation or other corporate trustee (on the other hand).

10.8

The provisions of sections 37 and 39 of the Trustee Act 1925 shall apply to this Settlement as if any reference in those sections to a trust corporation were a reference to a company or body corporate carrying on trust business.

11.	REMUNERATION OF THE TRUSTEE

11.1

Any Trustee, or any director or other officer of a body corporate acting as a Trustee being an individual engaged in any profession or business, shall be entitled to be paid all usual professional or proper charges for work done by him, his firm or his company in connection with the trusts declared in this Deed, on the usual terms and conditions of such firm or company in force from time to time including (in addition to reimbursement of such firm or company’s proper expenses, costs and other liabilities) the right to remuneration and the incidence of remuneration whether such work is in the ordinary course of his profession or business or not, including acts which a Trustee, not being in any profession or business, could have done personally.

11.2	Any corporate body acting as Trustee:-

11.2.1

may carry out, in its own office, in connection with this Settlement, any business which by its constitution it is authorised to undertake and in which it is then, in fact, ordinarily engaged, upon the same terms as would for the time being be made with an ordinary customer and if it is a bank, it shall be entitled to act as a banker to and make advances to the Trustee in connection with the trusts declared in this Deed, without accounting for any profit thereby made and in all respects as if it were not a Trustee; and

11.2.2

may employ as a banker or investment adviser or other agent, on behalf of this Settlement, any company, firm or enterprise associated with it PROVIDED THAT such agent is authorised by its constitution to undertake such business and that it is, in fact, ordinarily so engaged and that all charges made by it for work done or services provided in connection with the trusts declared in this Deed are reasonable and normal.

12.	PERSONAL INTERESTS OF TRUSTEE

12.1

No decision of or exercise of a power by the Trustee shall be invalidated or questioned on the grounds that the Trustee or any individual trustee of this Settlement or any director or other officer of a body corporate acting as Trustee had an interest in a

14

personal or fiduciary capacity in the result of any decision or in the exercising of any power and any such person may vote in such respect and be taken into account for the purposes of a quorum notwithstanding his interest.

12.2

A Beneficiary who is a Trustee or a director or other officer or employee of a body corporate acting as Trustee may retain all benefits to which he becomes entitled under this Deed and shall not be liable to account for any property paid to or applied for the benefit of him or any spouse, former spouse, child (including step-child) of such Beneficiary.

12.3

Any Trustee, and any director or other officer of a body corporate acting as Trustee, shall not be precluded from acquiring, holding or dealing with any debentures, debenture stock, shares or securities whatsoever of the Company or any Subsidiary or from entering into any contract or other transaction with the Company or such Subsidiary or being interested in any such contract or transaction and none of them shall be in any manner whatsoever liable to account to the Company or the Beneficiaries for any resulting profits made or benefits obtained by him or it.

12.4

Any Trustee, or any director or other officer or any employee of a corporate body acting as Trustee, or any associate or person or body connected with the Trustee may be employed and remunerated as a director or other officer or employee or as agent or adviser of any company, body or firm in any way connected with this Settlement or the Trust Fund and may keep as his property (and without being liable to account therefor) any remuneration, fees or profits received by him in any such capacity, notwithstanding that his situation or office may have been obtained, held or retained by means or by reason of his position as Trustee or as an employee or officer of a corporate trustee of the trusts declared in this Deed.

13.	PROTECTION OF THE TRUSTEE

13.1

In the professed execution of the trusts and powers contained in this Deed, no Trustee, or director or other officer of a body corporate acting as Trustee, shall be liable for any loss arising by reason of:-

13.1.1	negligence or fraud of any other Trustee or director or other officer or employee of a body corporate acting as such other Trustee; or

13.1.2	any mistake or omission made in good faith by any other Trustee or any such other person; or

13.1.3	any other matter or thing except loss arising by reason of fraud, wilful default or negligence on the part of the Trustee or other person who is sought to be made liable.

13.2

The Company HEREBY COVENANTS with the Trustee and every director or other officer of a body corporate acting as Trustee jointly and severally for themselves and as trustees for their successors in title that it will at all times after the execution of this Deed keep each of them and each of their successors in title as Trustee and each of their estates and effects fully indemnified and saved harmless both before as well as after any removal or retirement of a trustee of this Settlement pursuant to Clause 10 against all claims, losses, demands, actions, proceedings, charges, expenses, costs, damages, taxes, duties and other liabilities that may be suffered or incurred by it or by any of them in connection with the execution of the trusts and powers of this Deed other than liabilities arising as a consequence of fraud, wilful misconduct or (in the case of a Trustee, or any director or other officer of a body corporate acting as Trustee, who is engaged in the business of providing a trustee service for a fee) negligence and save to the extent that any such liability is capable of being discharged at the expense of the Trust Fund.

15

14.	INFORMATION SUPPLIED BY THE COMPANY

The Trustee shall be entitled to rely, without further enquiry, on all information supplied to it by the Company and/or any directors or officers of the Company with regard to its duties as trustee of the trusts declared in this Deed whether or not such information is for the purposes of or relates to the operation of the Plan, and the Trustee shall not be liable to any Participant or any member of the Group for any loss arising in consequence of the incompleteness or inaccuracy of any such information.

15.	POWER OF MODIFICATION

15.1

Subject to Clause 15.2, during the Trust Period, the Company shall have power, so as to bind the Trustee, to vary, amend, modify, alter or extend the trusts, powers and provisions of this Deed in any manner and in any particular whatsoever by deed delivered to the Trustee revocable (during the Trust Period) or irrevocable, which shall be expressed to be supplemental to this Deed, and this Deed shall then be read and construed and take effect as if the provisions of such deed were incorporated in this Deed PROVIDED THAT no exercise of these powers may:-

15.1.1

amend the definition of “Beneficiary” in Clause 1.1, or amend Clauses 3.4 (accumulation), 10.3 (minimum number of trustees), 13.2 (indemnity), and this Clause 15 (modification) or the proviso to Clause 8.1.5 (borrowing) insofar as they relate to loans made by any member of the Group;

15.1.2	confer on any person other than an employee or former employee of the Company or of any Subsidiary any eligibility or entitlement to benefit;

15.1.3	extend the power conferred by this Clause 15 (modification) or remove the restrictions contained in this proviso;

15.1.4

be effective to amend Clauses 10.6 (outgoing Trustee), 10.7 (appointment), 11 (remuneration), 12 (personal interests) or 13 (protection), or otherwise to impose on the Trustee any obligations more onerous than the obligations accepted by the Trustee under this Settlement prior to such purported amendment without the prior consent of the Trustee in writing;

15.1.5	cause this Settlement to cease to be an Employees’ Share Scheme;

15.1.6

reduce or adversely affect the right or interest of any Beneficiary insofar as such right or interest has been granted, awarded or allocated pursuant to the prior exercise by the Trustee of the Trustee’s powers under this Deed; or

15.1.7	adversely affect the position of the Trustee unless the Trustee gives prior written consent to such amendment.

15.2	For so long as the Plan, having been approved by HMRC pursuant to the Schedule, remains so approved, no alteration shall be made to any key feature of this Deed without the approval of HMRC.

15.3

Every power, authority or discretion conferred upon the Trustee or any other person and not expressly made exercisable only during a period allowed by law shall (notwithstanding anything to the contrary expressed or implied in this Deed) only to be exercisable during the Trust Period and during such further period if any (whether definite or indefinite) as in the case of the particular power, authority or discretion the law may allow.

16.	PROPER LAW

The trusts of this Settlement are established under the laws of England and Wales and subject as provided in this Deed the rights of the Beneficiaries and the rights powers and duties of the Trustee under this Deed and the construction of every provision of this Deed shall be determined according to the laws of England and Wales.

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17.	EXCLUSIONS FROM BENEFIT

Notwithstanding anything to the contrary expressed or implied in this Deed, no part of the Trust Fund or its income shall at any time be paid or lent or otherwise applied nor shall any power or discretion in this Deed or by law conferred on the Trustee or on any other person in any circumstances be exercisable or exercised in any manner which causes the Company or any one or more Subsidiaries to be in breach of section 60 of the Irish Companies Act 1963, Regulation 5(2)(c) of the European Communities (Public Limited Companies Subsidiaries) Regulations, 1997 or causes this Settlement to fall outside the provisions of section 86 of the Inheritance Tax Act 1984.

18.	COUNTERPARTS

This Deed may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed but all of the counterparts shall together constitute but one and the same instrument.

19.	IRREVOCABILITY OF TRUSTS

The trusts declared by this Deed are irrevocable.

EXECUTED AS A DEED by the parties on the date which first appears in this Deed.

EXECUTED (but not delivered until dated) as a Deed by TOTAL PRODUCE PLC acting by:-	) ) )

ILLEGIBLE Director

ILLEGIBLE Director/Secretary

EXECUTED as a Deed (but not delivered until dated) by affixing the Common Seal of COMPUTERSHARE TRUSTEES LIMITED in the presence of:-	) ) )
ILLEGIBLE Director

ILLEGIBLE Director/Secretary

17

TOTAL PRODUCE PLC

THE TOTAL PRODUCE SHARE INCENTIVE PLAN

This is a copy of the rules of the Total Produce Share Incentive Plan as produced to a meeting of the board of directors of Total Produce plc held on 30 November 2007 and signed, for the purposes of identification only, by the Chairman of the meeting

ILLEGIBLE

Chairman

TOTAL PRODUCE PLC

THE TOTAL PRODUCE SHARE INCENTIVE PLAN

Part A:	General

Part B:	Partnership Shares

Part C:	Provisions relating to the holding of Plan Shares

Part D:	Glossary

Part E:	Plan Trust Deed

The Plan has been:-

(a)	approved as part of the arrangements for the demerger of the general produce business of Fyffes plc by shareholders of Fyffes plc by ordinary resolution passed on 5 December 2006; and

(b)	established by resolution of the directors of Total Produce plc (the “Company”) passed on 30 November 2007; and

(c)	approved by HMRC pursuant to the Schedule on [ ] under reference [ ].

CONTENTS

PART A: GENERAL		1
1.	PURPOSE OF THE PLAN	1
2.	PROVISION OF PARTNERSHIP SHARES	1
3.	HOLDING OF PLAN SHARES	1
4.	DEFINITIONS AND INTERPRETATION	1
5.	ESTABLISHMENT OF PLAN TRUST	1
6.	REFERENCES TO THE TRUSTEE TO INCLUDE REFERENCES TO THE ADMINISTRATOR	1
7.	ELIGIBILITY TO PARTICIPATE IN THE PLAN	1
8.	AMENDMENT OF THE PLAN	2
9.	TERMINATION OF THE PLAN	2
10.	ERRORS AND OMISSIONS	3
11.	RELATIONSHIP WITH CONTRACT OF EMPLOYMENT	4
12.	TERM OF THE DIRECTORS’ AUTHORITY TO ISSUE SHARES	4
13.	OVERALL LIMIT ON THE ISSUE OF SHARES	4
14.	PROPER LAW	4
PART B: PARTNERSHIP SHARES		5
15.	ISSUE OF INVITATIONS TO ENTER INTO A PARTNERSHIP SHARE AGREEMENT	5
16.	ENTRY INTO A PARTNERSHIP SHARE AGREEMENT	5
17.	QUALIFYING PERIOD OF EMPLOYMENT	5
18.	AUTHORITY TO MAKE DEDUCTIONS FROM SALARY	6
19.	INDIVIDUAL LIMIT ON DEDUCTIONS FROM SALARY	6
20.	VARIATION BY PARTICIPANTS OF AMOUNTS DEDUCTED	6
21.	TERM OF A PARTNERSHIP SHARE AGREEMENT	6

1

22.	NOTICE OF EFFECT OF DEDUCTIONS ON BENEFITS AND TAX CREDITS	6
23.	NOTICE TO STOP DEDUCTIONS	6
24.	PARTNERSHIP SHARE MONEY TO BE HELD BY THE TRUSTEE	7
25.	ACCUMULATION PERIODS	7
26.	FURTHER REQUIREMENT OF ELIGIBILITY	8
27.	ACQUISITION OF PARTNERSHIP SHARES	8
28.	SCALING BACK OF PARTNERSHIP SHARES	9
29.	CARRY-FORWARD OF SURPLUS PARTNERSHIP SHARE MONEY	9
30.	NOTIFICATION OF ACQUISITION OF PARTNERSHIP SHARES	10
31.	WITHDRAWAL FROM A PARTNERSHIP SHARE AGREEMENT	10
32.	RETURN OF PARTNERSHIP SHARE MONEY UPON WITHDRAWAL OF HMRC APPROVAL	10
33.	FORM OF PARTNERSHIP SHARE AGREEMENT	10
34.	SUSPENSION OF DEDUCTIONS FROM SALARY	10
PART C: PROVISIONS RELATING TO THE HOLDING OF PLAN SHARES		12
35.	HOLDING OF PLAN SHARES	12
36.	VOLUNTARY WITHDRAWAL OF SHARES FROM THE PLAN	12
37.	AUTOMATIC WITHDRAWAL OF PLAN SHARES UPON CEASING TO BE IN RELEVANT EMPLOYMENT	12
38.	CONSEQUENCES OF WITHDRAWAL OF SHARES FROM THE PLAN	12
39.	NO LIABILITY FOR LOSS OCCASIONED BY DELAY	13
40.	PROVISIONS OF SHAREHOLDERS’ INFORMATION TO PARTICIPANTS	13
41.	VOTING RIGHTS ATTACHING TO PLAN SHARES	13
42.	RIGHTS ISSUES	13
43.	HOLDING PERIOD: FREEDOM TO AUTHORISE TRUSTEE TO ACCEPT A GENERAL OFFER ETC	14
44.	COMPANY RECONSTRUCTIONS	15

2

45.	REINVESTMENT OF CASH DIVIDENDS IN PLAN SHARES	16
46.	HOLDING PERIOD FOR DIVIDEND SHARES	17
47.	PAYE	17
48.	SPECIFIED RETIREMENT AGE	18
PART D: GLOSSARY		19
49.	DEFINITIONS	19
50.	INTERPRETATION OF THE PLAN	23
PART E: PLAN TRUST DEED		25
1.	INTERPRETATION	25
2.	PRINCIPAL TRUSTS	26
3.	ADDITIONS TO THE TRUST FUND	27
4.	PARTNERSHIP SHARE MONIES AND PARTNERSHIP SHARES	27
5.	TRUSTEE’S POWERS AND DUTIES RELATING TO THE PLAN	28
6.	TRUSTEE’S DEALINGS IN SHARES	31
7.	INVESTMENT POWERS	32
8.	ADDITIONAL POWERS	33
9.	PERPETUITY PERIOD	35
10.	TRUSTEE	35
11.	REMUNERATION OF THE TRUSTEE	36
12.	PERSONAL INTERESTS OF TRUSTEE	36
13.	PROTECTION OF THE TRUSTEE	37
14.	INFORMATION SUPPLIED BY THE COMPANY	37
15.	POWER OF MODIFICATION	37
16.	PROPER LAW	38

3

17.	EXCLUSIONS FROM BENEFIT	38
18.	COUNTERPARTS	38
19.	IRREVOCABILITY OF TRUSTS	38

4

TOTAL PRODUCE PLC

RULES OF

THE TOTAL PRODUCE SHARE INCENTIVE PLAN

PART A: GENERAL

1.	PURPOSE OF THE PLAN

The purpose of the Plan is to provide benefits to employees of Participating Companies in the nature of shares in the Company which give such employees a continuing stake in the Company.

2.	PROVISION OF PARTNERSHIP SHARES

2.1	The Plan provides in Part B, for Shares (“Partnership Shares”) to be acquired on behalf of participating Eligible Employees out of sums deducted from their salary.

2.2

The Directors may from time to time determine whether Eligible Employees shall, in a given Tax Year, or in, or in respect of, a given Financial Year, be offered the opportunity to acquire Shares pursuant to the provisions of Part B (Partnership Shares).

3.	HOLDING OF PLAN SHARES

Part C contains provisions governing the terms on which Dividend Shares may be acquired and on which Partnership Shares and Dividend Shares shall be held in the Plan.

4.	DEFINITIONS AND INTERPRETATION

Words and expressions used in the Plan shall have the meanings given in the Glossary in Part D.

5.	ESTABLISHMENT OF PLAN TRUST

5.1	The Company has established a trust which is constituted under the laws of England and Wales for the purposes of:-

5.1.1	in the case of Partnership Shares, holding Partnership Share Money and applying it in acquiring shares on behalf of Eligible Employees in accordance with the Plan;

5.1.2	in the case of Dividend Shares, acquiring such Shares in accordance with the Plan; and

5.1.3	holding all such Shares so awarded or acquired in accordance with the Plan.

6.	REFERENCES TO THE TRUSTEE TO INCLUDE REFERENCES TO THE ADMINISTRATOR

References in Parts A to E of this Plan to anything done or to be done by or to the Trustee shall be read and construed as including anything done or to be done by or to the Administrator pursuant to the powers and duties delegated to the Administrator by the Trustee.

7.	ELIGIBILITY TO PARTICIPATE IN THE PLAN

7.1	An individual shall not be entitled to have Shares acquired on his or her behalf under Part B, at any time unless:-

7.1.1	he or she is then an employee of a Participating Company;

7.1.2

if, pursuant to Rules 17, the Directors have specified a Qualifying Period in relation to eligibility on that occasion, he or she has, at all times during that Qualifying Period, been an employee of a Qualifying Company;

7.2

Shares shall not be acquired on behalf of, or awarded to, any person on any day under the Plan if he or she then has, or has at any time in the period of twelve months preceding that day had, a Material Interest in a Close Company whose shares may be awarded or acquired under the Plan or a company which has control of such a company or is a member of a consortium which owns such a company.

8.	AMENDMENT OF THE PLAN

8.1

Before the Plan is approved by HMRC, the Directors may by resolution in writing alter (by amending, deleting or adding to) any of the terms of the Plan in any respect SAVE THAT no such alteration (other than an alteration which is necessary to secure such approval) shall be made if it would conflict in any material respect with the summary of the principal terms of the Plan included in Part 6 of the shareholders’ circular sent to shareholders of Fyffes plc in relation to the demerger of the general produce business of Fyffes plc or would, in the opinion of the Directors, materially prejudice the interests of shareholders.

8.2	After the Plan is approved by HMRC, the Directors may so alter any of the terms of Parts A to D of the Plan PROVIDED THAT:-

8.2.1	no such alteration to any term of the Plan which is a key feature of the Plan shall take effect without the prior approval of HMRC; and

8.2.2	no such alteration shall be made to the advantage of Participants to the provisions of:-

Rule 7	eligibility to participate
Rule 12	expiry of directors’ authority to issue shares
Rule 13	overall limit on the issue of shares
Rule 41	voting rights
Rule 42	rights issues
Rule 44	company reconstructions

and this Rule 8 without the prior approval of shareholders of the Company except for amendments which, in the opinion of the Directors, are minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for Participants or for any member of the Group.

8.3

The terms of the Plan Trust may be amended, deleted or added to in accordance with the terms of the Deed by the Company executing a deed expressed to be supplemental to the Deed SAVE THAT no such amendment deletion or addition to any key feature of the Plan Trust shall take effect without the prior approval of HMRC.

8.4

For the purposes of this Rule 8, an alteration is an alteration to a “key feature” of the Plan or of the Plan Trust if it relates to a provision that is necessary in order for the Plan to meet the requirements of the Schedule.

9.	TERMINATION OF THE PLAN

9.1	The Directors may at any time, by giving notice in writing to:-

9.1.1	HMRC;

9.1.2	the Trustee; and

9.1.3	each Participant

terminate the operation of the Plan on and with effect from a date specified in such notice which is not earlier than 14 days after the date of such notice.

9.2	Following such termination:-

9.2.1	no further Partnership Shares shall be acquired by the Trustee on behalf of Participants;

9.2.2	no further Dividend Shares shall be acquired by the Trustee on behalf of any Participant;

9.2.3

the Trustee shall as soon as practicable after such notice is given to the Trustee return to each Participant (subject to deduction of income tax and NICs under PAYE) all of the Partnership Share Money and any other money held on behalf of such Participant;

9.2.4	the Trustee shall withdraw from the Plan each Participant’s Plan Shares as soon as is practicable after:-

(a)	the end of the period of 3 months beginning with the date on which notice is given pursuant to Rule 9.1; or

(b)

if later, the first date on which such Participant’s Plan Shares may be removed from the Plan without giving rise to a charge to income tax under Chapter 6 of Part 7 of ITEPA on the part of such Participant;

9.2.5

the Trustee may, if the Participant so directs, withdraw from the Plan any of a Participant’s Plan Shares at any time before the end of the relevant period mentioned in Rule 9.2.4 above SAVE THAT the Trustee shall disregard any such direction given before the date on which notice is given to such Participant pursuant to Rule 9.1; and

9.2.6

Shares which remain held in the Plan pending their withdrawal from the Plan by virtue of Rules 9.2.4 and 9.2.5 above shall continue to be so held by the Trustee subject to the provisions of Part C of the Plan.

9.2.7	Whenever a Participant’s Plan Shares are withdrawn from the Plan pursuant to Rules 9.2.4 and 9.2.5, the Trustee shall, subject to the provisions of Rule 47 (PAYE):-

9.2.8	transfer such Shares to the Participant or to such other person as the Participant may direct; or

9.2.9	dispose of the Shares and account (or hold itself ready to account) for the proceeds to the Participant or to such other person as the Participant has specified.

9.3	Unless the Participant otherwise agrees, a disposal of Shares as mentioned in Rule 9.2.9 shall be for the best consideration which the Trustee is able to obtain at the time of such disposal.

9.4	References in this Rule 9 to a disposal of Shares shall be construed as including references to a purchase of the beneficial interest in such Shares by the Trustee.

9.5	If a Participant has died, references in Rule 9.2.7 to the Participant shall be read as references to his or her Personal Representatives.

10.	ERRORS AND OMISSIONS

10.1	If in consequence of an error or omission:-

10.1.1	an Eligible Employee has not been given the opportunity to participate in the Plan on any occasion; or

10.1.2	the number of Shares appropriated to any Eligible Employee on any occasion is found to be incorrect;

and such error or omission cannot be corrected within the relevant period specified in the Plan, the Company and the Trustee may do all such acts and things as may be agreed with HMRC to rectify such error or omission notwithstanding that such actions may not otherwise be in accordance with the rules of the Plan.

11.	RELATIONSHIP WITH CONTRACT OF EMPLOYMENT

11.1

The opportunity given to any person to participate in the Plan shall form part of such person’s entitlement to remuneration or benefits pursuant to his or her contract of employment. Except as otherwise expressly provided in the Plan, the existence of a contract of employment between any person and any member or former member of the Group or any Associated Company shall not give such person any right or entitlement to participate in the Plan in any manner or any expectation that Shares might be awarded to such person or at all.

11.2

The rights, entitlements and obligations under the terms of any contract of employment between any person and any member or former member of the Group or any Associated Company shall not be affected by such person’s participation in the Plan.

11.3

Participation in the Plan shall not afford any person any rights or additional rights to compensation or damages in consequence of the loss or termination of such person’s employment with any member or former member of the Group or any Associated Company for any reason whatsoever (whether or not such termination is ultimately held to be wrongful or unfair).

11.4

No person shall be entitled to any compensation or damages for any loss or potential loss which he or she may suffer by reason of being unable to participate (or continue to participate) in the Plan in consequence of the loss or termination of any such employment for any reason whatsoever (whether or not such termination is ultimately held to be wrongful or unfair).

12.	TERM OF THE DIRECTORS’ AUTHORITY TO ISSUE SHARES

The authority of the Directors to issue Shares for the purposes of the Plan expires on 4 December 2016.

13.	OVERALL LIMIT ON THE ISSUE OF SHARES

13.1

The number of Shares which may on any day be issued, or in respect of which the Trustee may for the purposes of the Plan be granted rights to subscribe for Shares, when added to the number of Shares which have been so issued or in respect of which rights to subscribe for Shares have been granted (and, if not exercised, have not ceased to be exercisable) for the purposes of the Plan or pursuant to any other employees’ share scheme in the period of ten years ending on that day, shall not exceed 10 per cent of the ordinary share capital of the Company in issue on that day.

13.2

When applying the limit in rule 13.1, there shall be disregarded any Shares acquired or committed for issue under any broadly based employee share scheme insofar as this is permitted by the March 1999 Corporate Governance, Share Option and Other Incentive Scheme Guidelines of the Irish Association of Investment Managers.

14.	PROPER LAW

The Plan shall be subject to the laws of England and Wales and the Company and the Trustee and all Participants shall submit to the exclusive jurisdiction of the Courts of England and Wales in relation to any matter concerning the Plan or the rights or entitlement of any person under the Plan.

PART B: PARTNERSHIP SHARES

15.	ISSUE OF INVITATIONS TO ENTER INTO A PARTNERSHIP SHARE AGREEMENT

15.1	The Company may from time to time invite every Plan Employee to enter into an agreement with the Company (“a Partnership Share Agreement”) under which:-

15.1.1

such Employee agrees to one or more deductions being made from his or her Salary (before deduction of income tax and NICs under PAYE) for the acquisition of Shares on his or her behalf to be held in the Plan (“Partnership Shares”); and

15.1.2	the Company undertakes to arrange for Partnership Shares to be acquired by the Trustee on behalf of such person in accordance with the Plan.

15.2

If the terms of such Partnership Share Agreement (as is mentioned in Rule 15.1) do not differ materially from the terms of any subsisting Partnership Share Agreement, then no such invitation need be issued to any Plan Employee who is already party to such a subsisting Partnership Share Agreement.

15.3

If the terms of such Partnership Share Agreement (as is mentioned in Rule 15.1) differ in any material respect from the terms of any subsisting Partnership Share Agreement, then the Company shall on that occasion invite each of those Plan Employees who is already party to a subsisting Partnership Share Agreement either:-

15.3.1	to give notice of withdrawal from such subsisting Partnership Share Agreement (as mentioned in Rule 31) and enter into a fresh Partnership Share Agreement; or

15.3.2

if the difference relates only to an increase in the maximum amount of deductions from salary specified by the Directors (as mentioned in Rule 19), to vary the amount of the deductions authorised to be made under such subsisting Partnership Share Agreement (as mentioned in Rule 20).

16.	ENTRY INTO A PARTNERSHIP SHARE AGREEMENT

Those Plan Employees who wish to enter into a Partnership Share Agreement in response to such an invitation shall, within the period of 14 days after such notice is given, or such further period as the Company may allow, complete and return to the Company (or such other person as the Company may direct) in such form as the Company may specify (which may be in writing or electronic form) a Partnership Share Agreement.

17.	QUALIFYING PERIOD OF EMPLOYMENT

17.1

The Directors may determine that a Plan Employee shall be eligible to have Shares acquired by the Trustee on his or her behalf on any occasion only if he or she has, throughout such period as the Directors shall specify, held continuous employment with a Qualifying Company.

17.2	Any such Qualifying Period shall:-

17.2.1	if a Participant’s deductions from Salary are to be accumulated as mentioned in Rule 25.4, be a period of not more than 6 months ending with the start of the Accumulation Period;

17.2.2	if not, be a period of not more than 18 months ending on the day on which the deduction is made from the Participant’s Salary; and

17.2.3	be the same for all Employees in relation to acquisitions of Shares on the same occasion.

18.	AUTHORITY TO MAKE DEDUCTIONS FROM SALARY

18.1	A Partnership Share Agreement shall specify:-

18.1.1	the amount (or percentage of the amount of Salary from which such deduction is made) which the Plan Employee authorises to be deducted from his or her Salary each month/week; and

18.1.2	at what intervals such deductions shall be made.

19.	INDIVIDUAL LIMIT ON DEDUCTIONS FROM SALARY

19.1	The amount deducted from a Participant’s Salary in any Tax Year shall not exceed:-

19.1.1

10 per cent of the Participant’s Salary for the Tax Year or, if such deductions are to be accumulated within successive Accumulation Periods, 10 per cent of the total of the Participant’s Salary paid during the Accumulation Period; and

19.1.2	£1,500.

19.2	Any amount deducted in excess of that allowed by Rule 19.1 shall be paid over to the Plan Employee, subject to deduction of income tax and NICs under PAYE as soon as is practicable.

19.3	The minimum amount to be deducted in pursuance of a Partnership Share Agreement on any occasion shall:-

19.3.1	be determined by the Directors and specified in the Partnership Share Agreement;

19.3.2	be not greater than £10; and

19.3.3	be the same in relation to all Partnership Share Agreements entered into in response to invitations issued on the same occasion.

20.	VARIATION BY PARTICIPANTS OF AMOUNTS DEDUCTED

An Eligible Employee may only be a party to one Partnership Share Agreement authorising one or more deductions from Salary in any given month but the Directors may from time to time, and subject to Rule 19.1, invite all Participants to vary the amount of the deductions authorised to be made.

21.	TERM OF A PARTNERSHIP SHARE AGREEMENT

The authority to make deductions from Salary granted by a Participant pursuant to a Partnership Share Agreement shall lapse upon the occurrence of any of the events specified in Rule 25.6 or, if earlier, upon the effective date of a Participant’s withdrawal from a Partnership Share Agreement as mentioned in Rule 31.

22.	NOTICE OF EFFECT OF DEDUCTIONS ON BENEFITS AND TAX CREDITS

Every Partnership Share Agreement shall contain a notice under paragraph 48 of the Schedule containing information prescribed by regulations made by HMRC as to the possible effect of deductions on an Employee’s entitlement to social security benefits and tax credits.

23.	NOTICE TO STOP DEDUCTIONS

23.1

A Participant may at any time give notice in writing to the Company directing the Company to procure that deductions being made from his or her Salary pursuant to a Partnership Share Agreement are stopped.

23.2

If a Participant has given a notice pursuant to Rule 23.1, he or she may (on one occasion only in any Accumulation Period) subsequently give notice in writing to the Company directing the Company to procure that deductions are again made pursuant to that Partnership Share Agreement.

23.3	Unless a Participant specifies a later date in any such notice, the Company shall procure that:-

23.3.1	within 30 days of receiving a notice given pursuant to Rule 23.1, no further deductions are so made; or

23.3.2

if a notice is given pursuant to Rule 23.2, the first deduction made thereafter shall be made not later than the date on which the first deduction is due to be made under the relevant Partnership Share Agreement more than 30 days after receipt of such notice.

23.4	A Participant may not make up any deduction that has been missed in consequence of having given any such notice.

24.	PARTNERSHIP SHARE MONEY TO BE HELD BY THE TRUSTEE

24.1	Partnership Share Money shall be paid to the Trustee as soon as is practicable after it is deducted from a Participant’s Salary.

24.2	The Trustee shall hold such monies on behalf of, and on trust for the benefit of, such Participant and shall apply such monies in acquiring Partnership Shares on the Participant’s behalf.

24.3	A Participant’s Partnership Share Money shall be deposited by the Trustee in an account with a Bank.

24.4	If such account pays interest the Trustee shall account for such interest to the Participant.

24.5	Participants’ Partnership Share Monies shall either:-

24.5.1

be applied by the Trustee in acquiring Shares on behalf of each Participant on the date set by the Trustee (which shall be the same date in relation to all Participants) being a date within 30 days after each deduction is made; or

24.5.2

be accumulated by the Trustee within each successive Accumulation Period (as mentioned in Rule 25) and be applied in acquiring Shares on behalf of each Participant on the date set by the Trustee (which shall be the same date in relation to all Participants), being a date within 30 days after the end of the relevant Accumulation Period.

25.	ACCUMULATION PERIODS

25.1

The first Accumulation Period shall begin on the date on which the first deductions from Salary are made and successive Accumulation Periods shall each begin on the date on which the first deductions from Salary are made after the end of the last Accumulation Period.

25.2

Accumulation Periods relating to deductions from Salaries made pursuant to all Partnership Share Agreements entered into in response to invitations issued on the same occasion shall be of the same length.

25.3	Subject to Rule 25.2, successive Accumulation Periods may vary in length but no Accumulation Period shall exceed 12 months.

25.4

A Participant’s Partnership Share Money first deducted within a given Accumulation Period shall be accumulated by the Trustee with all other amounts of that Participant’s Partnership Share Money deducted from Salary within that Accumulation Period.

25.5

If, after the end of an Accumulation Period, the Shares which would otherwise be acquired on behalf of Participants in accordance with Rule 24.5.2 would not then satisfy the requirements of Part 4 of the Schedule the Trustee shall, as soon as practicable, return to each Participant (subject to deduction of income tax and NICs under PAYE) all of the Partnership Share Money held on behalf of such Participant.

25.6	All subsisting Accumulation Periods shall immediately come to an end (and, except as provided by Rule 34.2, no new Accumulation Period shall thereafter begin):-

25.6.1	with effect from the date specified in a notice to terminate the operation of the Plan given in accordance with Rule 9.1;

25.6.2	if notice is given to shareholders of the Company of a resolution being proposed for the voluntary winding-up of the Company;

25.6.3	upon the commencement of a winding-up of the Company;

25.6.4

if a general offer is made to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company;

25.6.5	if a general offer is made to acquire all the shares in the Company of the same class as the Shares;

25.6.6	if any person becomes entitled or bound to acquire shares in the Company under section 204 of the Irish Companies Act 1963;

25.6.7

if the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation pursuant to section 201 of the Irish Companies Act 1963; or

25.6.8	with effect from the date on which the Directors specify in a notice in writing given to all Participants pursuant to Rule 34.1.

25.7

If an Accumulation Period comes to an end pursuant to Rule 25.6, and if the Partnership Share Agreement so provides, the Trustee shall, as soon as practicable, pay to each Participant, subject to deduction of income tax and NICs under PAYE, the amount of that Participant’s Partnership Share Money deducted from salary in that Accumulation Period.

26.	FURTHER REQUIREMENT OF ELIGIBILITY

26.1	The Trustee shall not at any time acquire Shares on behalf of any person under this Part B who does not then meet the requirements of Rule 7.

26.2

An individual shall be entitled to have Shares acquired on his behalf pursuant to this Part B in any Tax Year, if in that Tax Year he has had shares awarded to him or acquired on his behalf (or would have had shares awarded to him but for his failure to meet any performance target set in relation to such award) under any connected Approved Share Incentive Plan PROVIDED THAT:-

26.2.1	an individual shall not be entitled to participate simultaneously in connected Approved Share Incentive Plans; and

26.2.2

the limit on a Participant’s contributions towards the purchase of Partnership Shares referred to in Rule 19.1 shall apply as if the Plan and the other Approved Share Incentive Plan(s) in which the individual participates in the same Tax Year were one plan.

26.3	For purposes of Rule 26.2 an Approved Share Incentive Plan is a “connected Approved Share Incentive Plan” if it is established by the Company or a Connected Company.

27.	ACQUISITION OF PARTNERSHIP SHARES

27.1

Subject to Rule 27.2, the Trustee shall apply Participants’ Partnership Share Money in acquiring Shares on the Acquisition Date and shall do so at a price per Share equal to the Market Value of a Share on that date.

27.2

If a Participant’s deductions from Salary are to be accumulated as mentioned in Rule 25.4, the Trustee shall on each occasion on which a Participant’s Partnership Share Money is applied in acquiring Shares, do so at a price per Share which is equal to the lesser of:-

27.2.1	the Market Value of a Share on the first day of the relevant Accumulation Period; and

27.2.2	the Market Value of a Share on the Acquisition Date.

27.3	If the application of Rules 27.1 and 27.2 would result in the acquisition of a fraction of a Share, the number of Shares actually acquired on that occasion shall be rounded down to a whole number.

27.4	For the purpose of this Rule 28, the Trustee shall;-

27.4.1	have discretion as to whether it acquires Shares by;-

(a)	purchase in the market (whether on the Alternative Investment Market, the Irish Investment Exchange or any other market on which Shares may be purchased, from time to time);

(b)	subscription; or

(c)	acquisition by purchase from the Trust Fund; and

27.4.2	if appropriate, convert Participants’ Partnership Share Money from sterling into euro at the Currency Conversion Rate.

27.5	For the avoidance of doubt, the Trustee shall not be liable for any disadvantage suffered by any Participant as a result of changes to:-

27.5.1	the Conversion Rate; or

27.5.2	the market value of Shares

in the period between the Trustee’s receipt of a Participant’s Partnership Share Money and its acquisition of Partnership Shares, on behalf of the relevant Participant, with the Participant’s Partnership Share Money.

28.	SCALING BACK OF PARTNERSHIP SHARES

28.1

The Directors may determine that the number of Shares which the Trustee acquires on behalf of a Participant on any occasion shall be restricted to such maximum number as the Directors shall notify to the Participant:-

28.1.1	before the deduction from Salary is made; or

28.1.2	if such deductions from Salary are to be accumulated as mentioned in Rule 25.4, before the beginning of the relevant Accumulation Period.

28.2

If on any occasion the number of Shares which could otherwise be acquired with a Participant’s Partnership Share Money is greater than such maximum number, then the number of Shares which the Trustee acquires on behalf of each Participant shall be proportionately reduced.

28.3

All Partnership Share Agreements shall contain an undertaking by the Company to notify Employees of any restrictions on the number of Shares which may be acquired on behalf of Participants on any occasion.

29.	CARRY-FORWARD OF SURPLUS PARTNERSHIP SHARE MONEY

If, after Partnership Share Money has been applied in the acquisition of Shares on any occasion, there remains a surplus of unused cash, such surplus may, if the Participant has so agreed in the Partnership Share Agreement, be retained by the Trustee and added to the Partnership Share Money which is so applied on the next occasion on which Shares are acquired on behalf of the Participant but shall otherwise be returned to the Participant (subject to deduction of income tax and NICs under PAYE).

30.	NOTIFICATION OF ACQUISITION OF PARTNERSHIP SHARES

30.1	As soon as practicable after any Partnership Shares have been acquired on behalf of a Participant, the Trustee shall notify the Participant of:-

30.1.1	the number of Shares so acquired;

30.1.2	the description of such Shares;

30.1.3	the amount of Partnership Share Money applied by the Trustee in acquiring such Shares;

30.1.4	their Market Value on the date on which they were so acquired; and

30.1.5	the amount of any surplus Partnership Share Money carried forward.

31.	WITHDRAWAL FROM A PARTNERSHIP SHARE AGREEMENT

31.1

A Participant may withdraw from a Partnership Share Agreement by giving notice in writing to the Company at any time and, unless the Participant specifies a later date in such notice, the Company shall procure that such withdrawal takes effect within 30 days of when such notice is received by the Company.

31.2	The Company may direct that, to be effective, any such notice must be given to such person (as agent for the Company) in such form as the Company shall specify.

31.3

If a Participant withdraws from a Partnership Share Agreement with effect from any date, the Company shall procure that any Partnership Share Money which by that date has not been applied in the acquisition of Shares is paid to the Participant (subject to deduction of income tax and NICs under PAYE) as soon as is practicable after that date.

32.	RETURN OF PARTNERSHIP SHARE MONEY UPON WITHDRAWAL OF HMRC APPROVAL

If HMRC approval of the Plan is withdrawn, the Company shall as soon as practicable provide the Trustee with a copy of the notice of such withdrawal served on the Company and the Trustee shall as soon as practicable thereafter pay to a Participant (subject to deduction of income tax and NICs under PAYE) any Partnership Share Money then held on his or her behalf.

33.	FORM OF PARTNERSHIP SHARE AGREEMENT

Partnership Share Agreements shall be such form as may be determined by the Directors from time to time and approved in advance by HMRC.

34.	SUSPENSION OF DEDUCTIONS FROM SALARY

34.1

The Directors may give notice to all Participants that, on and with effect from a date specified in the notice (being a date which is not earlier than the date on which such notice is given), no further deductions from Salary shall be made for the purposes of enabling Participants to acquire Partnership Shares and all existing Accumulation Periods shall come to an end SAVE THAT:-

34.1.1	such notice shall only be given if an event or events have occurred which cause the Directors acting fairly and reasonably to consider that such suspension is appropriate;

34.1.2	the notice shall specify the event or events which has or have caused the Directors to give such notice; and

34.1.3

no such notice shall have the effect of avoiding the obligation of the Company to apply a Participant’s Partnership Share Money deducted from Salary before the date on which such notice has effect in acquiring Shares as mentioned in Rule 27.1.

34.2

If notice to suspend the operation of the Plan is given to all Participants as mentioned in Rule 34.1, then the Directors may at any time thereafter give notice to all Participants that on and with effect from a date specified in such notice (being a date which is not earlier than the date on which such notice is given) deductions from Salary will be resumed in accordance with each Participant’s Partnership Share Agreement.

34.3

If deductions from Salary are resumed as mentioned in Rule 34.2 then, if a Participant’s deductions from Salary are to be accumulated, a fresh Accumulation Period shall begin with the date on which the first deductions from Salary are then made.

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PART C: PROVISIONS RELATING TO THE HOLDING OF PLAN SHARES

35.	HOLDING OF PLAN SHARES

35.1	For so long as a Participant is in Relevant Employment, he or she may, subject to Rule 9 allow his or her Plan Shares to remain held in the Plan.

35.2	All Plan Shares shall be registered in the name of the Trustee or a nominee of the Trustee.

35.3

Except as otherwise expressly provided by the rules of the Plan, the terms of a Partnership Share Agreement or as required or permitted by the provisions of the Schedule, Plan Shares of the same class shall not receive different treatment in any respect from the other Shares of that class.

35.4

The requirement of Rule 35.3 shall not be infringed by reason only that Shares which are newly issued receive, in respect of dividends payable with respect to a period beginning before the date on which they were issued, treatment less favourable than that accorded to Shares issued before that date.

35.5

Subject to Rule 45, cash dividends paid to the Trustee in respect of a Participant’s Plan Shares shall be paid to the Participant as soon as is practicable and, when making such payment, the Trustee shall deliver to each such Participant an “appropriate statement” within the meaning of section 234A of the Taxes Act.

36.	VOLUNTARY WITHDRAWAL OF SHARES FROM THE PLAN

36.1	Except as provided by the terms of a Partnership Share Agreement, a Participant may at any time withdraw any or all of his or her Plan Shares from the Plan by:-

36.1.1	directing the Trustee in writing to transfer any or all of his or her Plan Shares to such Participant or to such other person as the Participant specifies;

36.1.2	assigning, charging or otherwise disposing of his or her beneficial interest in any of the Participant’s Plan Shares; or

36.1.3	directing the Trustee to dispose of any or all of the Participant’s Plan Shares and account (or hold itself ready to account) for the proceeds to the Participant or to another person.

37.	AUTOMATIC WITHDRAWAL OF PLAN SHARES UPON CEASING TO BE IN RELEVANT EMPLOYMENT

If a Participant ceases to be in Relevant Employment then his or her Plan Shares shall thereupon automatically be withdrawn from the Plan.

38.	CONSEQUENCES OF WITHDRAWAL OF SHARES FROM THE PLAN

38.1	The provisions of this Rule 38 are subject to the provisions of Rule 47.

38.2	Whenever a Participant’s Plan Shares are voluntarily or automatically withdrawn from the Plan pursuant to Rules 36 or 37:-

38.2.1

the Trustee shall immediately cease to hold such Shares in the Plan and, if and for so long as the Trustee (or its nominee) then retains any title to or interest in such Shares, the Trustee (or its nominee) shall, subject to Rule 38.2.2, hold such title or interest on bare trust for the Participant otherwise than in the Plan;

38.2.2	if the Participant has so directed the Trustee in writing before the Shares cease to be held in the Plan, the Trustee shall as soon as is practicable:-

(a)	transfer the Shares to the Participant or to such other person as the Participant has specified; or

(b)	dispose of the Shares and account (or hold itself ready to account) for the proceeds to the Participant or to such other person as the Participant has specified; and

38.2.3

if no such direction has been given, the Trustee shall as soon as is practicable dispose of the Shares and account (or hold itself ready to account) for the proceeds to the Participant or to such other person as the Participant has specified.

38.3

Unless the Participant otherwise agrees, a disposal of Shares as mentioned in 36.1.3, 38.2.2(b) and 38.2.3 shall be for the best consideration which the Trustee is able to obtain at the time of such disposal.

38.4	References in this Rule 38 to a disposal of Shares shall be construed as including references to a purchase by the Trustee of the beneficial interest in such Shares.

38.5	If a Participant has died, references in Rule 38.2 to the Participant shall be read as references to his or her Personal Representatives.

39.	NO LIABILITY FOR LOSS OCCASIONED BY DELAY

In giving effect to any such direction as mentioned in Rules 36.1 and 38.2.2 neither the Trustee nor the Company shall be liable to the Participant (or any other person) for any loss occasioned by delay on the part of the Company or the Trustee in giving effect to such direction or procuring a sale or transfer of any of a Participant’s Plan Shares (whether or not such delay is occasioned by the Company’s obligations to comply with the requirements of the Irish Stock Exchange or otherwise).

40.	PROVISIONS OF SHAREHOLDERS’ INFORMATION TO PARTICIPANTS

The Company shall procure that copies of any or all such notices, circulars and other documents (except for proxy forms) sent to the holders of ordinary shares in the Company shall be sent to all Participants who have Shares held in the Plan.

41.	VOTING RIGHTS ATTACHING TO PLAN SHARES

41.1

In relation to any matter on which the Trustee has a right or opportunity as a member of the Company to vote or to exercise any other rights, the Trustee may, but shall not be obliged to, seek irrevocable directions from each Participant as to the manner in which the Trustee should exercise such rights in respect of a Participant’s Plan Shares.

41.2

The Trustee shall comply with such directions and if, before such time as may be specified in writing by the Trustee, the Trustee does not receive directions in respect of the exercise of voting or other rights attaching to any Plan Shares, then, except as otherwise provided in Rule 41.3 the Trustee shall refrain from exercising any such rights.

41.3

The Trustee shall not be entitled to vote on a show of hands on a particular resolution in respect of Plan Shares held on behalf of Participants unless all directions received from those Participants who have given directions in respect of that resolution are identical.

41.4	The Trustee shall not be under any obligation to call for a poll, and in the event of any poll the Trustee shall in relation to Plan Shares vote only in accordance with the directions of Participants.

42.	RIGHTS ISSUES

42.1

If the Company makes an offer or invitation conferring any rights upon its members to acquire against payment additional securities in the Company, the Trustee shall allocate such rights or securities amongst the Participants concerned in direct proportion to the number of Plan Shares respectively held by the Trustee on behalf of each Participant and, if such allocation shall give rise to a fraction of a security or a transferable unit the Trustee shall round down to the next whole unit and shall aggregate the fractions not so allocated and use best endeavours to sell any rights or units which are not so allocated and distribute the net proceeds of sale (after deducting any expenses of sale and any taxation which may be payable) proportionately amongst the Participants whose allocation was rounded down, provided that any sum of less than £3 otherwise distributable to a particular Participant may be retained by the Trustee.

42.2

If the Company makes an offer or invitation conferring any rights upon its members to acquire against payment additional shares, securities or rights of any description in the Company the Trustee shall comply with any direction from a Participant concerning the exercise or sale of any rights attributable to the Participant’s Plan Shares PROVIDED THAT the Trustee shall not be required to exercise any such rights except to the extent that they have been provided with the full amount payable (if any) on such exercise either by the Participant concerned or, with his authority, out of the net proceeds of the sale, nil paid, of another part of the rights attributable to that Participant’s Plan Shares.

42.3

If no such direction as is mentioned in Rule 42.2 is received at least 7 business days before the last day on which such rights may be exercised, the Trustee shall take no action in relation to such rights.

42.4

If a Participant so directs the Trustee at least 7 business days before the last day on which such rights may be exercised, the Trustee shall exercise a proportion of such rights by selling sufficient of the rights, nil paid, so that out of the net proceeds of sale, the balance of the rights may be exercised.

42.5

Shares acquired by the Trustee on behalf of a Participant upon the exercise of such rights as are mentioned in Rule 42.2 and which are conferred in respect of all Shares and are acquired in the manner mentioned in Rule 42.4 shall, for the purposes of this Part C, be held by the Trustee as Plan Shares and be deemed to have been awarded to, or acquired by the Trustee on behalf of, the Participant in the same way and at the same time as were the Participant’s Plan Shares in respect of which such rights were conferred.

42.6

Subject to Rule 42.5, any shares or other securities acquired by the Trustee on behalf of a Participant in any of the circumstances mentioned in Rules 42.1 or 42.2 (otherwise than any new securities allotted by the Company by way of capitalisation issue to the Trustee in respect of a Participant’s Plan Shares) shall not be held in the Plan and shall not form part of that Participant’s Plan Shares, but shall be held by the Trustee as bare trustee for the Participant subject to the provisions of Rule 38.2.2 and 38.2.3.

43.	HOLDING PERIOD: FREEDOM TO AUTHORISE TRUSTEE TO ACCEPT A GENERAL OFFER ETC

43.1	A Participant may during the Holding Period direct the Trustee to:-

43.1.1

accept an offer for any of his Dividend Shares (referred to in this Rule 43.1 as the “Original Shares”) if the acceptance or agreement will result in a new holding being equated with the original shares for the purposes of capital gains tax;

43.1.2

accept an offer of a Qualifying Corporate Bond (whether alone or with other assets or cash or both) for his Dividend Shares if the offer forms part of such a general offer as is mentioned in Rule 43.1.3 below;

43.1.3

accept an offer of cash, with or without other assets, for his Dividend Shares if the offer forms part of a general offer which is made to holders of shares of the same class as his or of shares in the same company and which is made in the first instance on a condition such that if it is satisfied the person making the offer will have control of that company, within the meaning of section 416 of the Taxes Act; or

43.1.4

agree to a transaction affecting his Dividend Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting:-

(a)	all of the ordinary share capital of the Company or, as the case may be, all the shares of the class in question; or

(b)

all the shares, or all the shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in an Approved Share Incentive Plan.

44.	COMPANY RECONSTRUCTIONS

44.1	The following provisions of this Rule 44 apply if there occurs, in relation to any of a Participant’s Plan Shares (referred to in this Rule 44 as the “Original Holding”) a transaction:-

44.1.1	which results in a new holding (referred to in this Rule 44 as the “New Holding”) being equated with the Original Holding for the purposes of capital gains tax; or

44.1.2	that would have that result but for the fact that what would be the new holding consists of or includes a Qualifying Corporate Bond for the purposes of identifying the shares which, after the time of the Company Reconstruction, comprise a Participant’s shares held in the Plan and identifying the beginning of any Holding Period or other period throughout which such shares are at risk of forfeiture. Such a transaction is referred to in this Rule 44 as a “Company Reconstruction”.

44.2

If an issue of shares of any of the following descriptions (in respect of which a charge to income tax arises) is made as part of a Company Reconstruction, such shares shall be treated for the purposes of this Rule 44 as not forming part of the New Holding:-

44.2.1	redeemable shares or securities issued as mentioned in section 209(2)(c) of the Taxes Act;

44.2.2	share capital issued in circumstances such that section 210(1) of the Taxes Act applies; or

44.2.3	share capital to which section 249 of the Taxes Act applies.

44.3	In this Rule 44:-

“Corresponding Shares”, in relation to any New Shares, means the shares in respect of which the New Shares are issued or which the New Shares otherwise represent; and

“New Shares” means shares comprised in the New Holding which were issued in respect of, or otherwise represent, shares comprised in the Original Holding.

44.4

Subject to the following provisions of this Rule 44, references in this Plan to a Participant’s Plan Shares or, as the case may be, a Participant’s Dividend Shares shall be respectively construed, after the time of the Company Reconstruction, as being or, as the case may be, as including references to any New Shares.

44.5	For the purposes of this Plan:-

44.5.1	a Company Reconstruction shall be treated as not involving a disposal of shares comprised in the Original Holding; and

44.5.2	the date on which any New Shares are to be treated as having been awarded to or acquired on behalf of the Participant shall be that on which the Corresponding Shares were so awarded or acquired.

44.6

In the context of a New Holding, any reference in this Rule 44 to shares includes securities and rights of any description which form part of the new holding for the purposes of Chapter II of Part IV of the Taxation of Chargeable Gains Act 1992.

45.	REINVESTMENT OF CASH DIVIDENDS IN PLAN SHARES

45.1	The Directors may at any time determine and notify all Participants that, with effect from such date as they shall specify:-

45.1.1	cash dividends paid to the Trustee in respect of every Participant’s Plan Shares shall, subject to Rule 45.4, be applied by the Trustee in acquiring further Shares on behalf of each such Participant;

45.1.2

if a Participant so elects in writing, cash dividends paid to the Trustee more than 30 days (or such shorter period as the Trustee may specify) after the Trustee has received such request shall, subject to Rule 45.4, be applied by the Trustee in acquiring further Plan Shares on behalf of each such Participant on the date set by the Trustee (which shall be the same date in relation to all Participants) being a date within 30 days after the dividends are received by the Trustee; or

45.1.3

(whether or not any Participant has made such an election), all cash dividends paid to the Trustee in respect of every Participant’s Plan Shares shall, with effect from 30 days (or such shorter period as the Trustee may specify) after the date of such notice, be paid by the Trustee to each such Participant in cash.

45.2

A Participant who has made an election as mentioned in Rule 45.1.2 above may at any time thereafter give notice in writing to the Trustee revoking that election and the Trustee shall give effect to such revocation (so that all cash dividends paid to the Trustee in respect of that Participant’s Plan Shares shall thereafter be paid by the Trustee to the Participant in cash) as soon as practicable after such notice has been received.

45.3	Any such election as mentioned in Rule 45.1.2, and any such notice of revocation as mentioned in Rule 45.2, shall relate to all, and not some only, of a Participant’s Plan Shares.

45.4

The amount which may be so applied by the Trustee in acquiring Shares on behalf of a Participant in any Tax Year, when added to the amount of any cash dividends applied by the trustee of any other Approved Share Incentive Plan established by the Company or an Associated Company in acquiring shares on behalf of such Participant in that Tax Year, shall not exceed £1,500 or such other sum as may from time to time be specified in the Schedule.

45.5	The Shares which are so acquired on behalf of a Participant using cash dividends paid to the Trustee in respect of a Participant’s Plan Shares:-

45.5.1	shall be Shares of the same class and carry the same rights as the Shares in respect of which the dividend is paid; and

45.5.2	shall be held by the Trustee on behalf of the Participant upon and subject to the provisions of this Part C of the Plan.

45.6

The number of Shares so acquired on behalf of each Participant shall be a whole number determined by dividing the amount to be so applied (plus any amount brought forward as mentioned in Rule 45.7) by the Market Value of a Share on the Acquisition Date.

45.7	Any cash balance remaining shall be retained and carried forward by the Trustee and added to the amount so applied on the next occasion SAVE THAT:-

45.7.1	any amount of cash dividend so carried forward shall be separately identified by the Trustee; and

45.7.2

if it is not reinvested within a period beginning with the date on which the dividend was paid to the Trustee and ending 3 years thereafter or, if earlier, upon the Participant ceasing to hold Relevant Employment or the Directors give notice under Rule 9 to terminate the Plan such sum shall as soon as practicable be paid over to the Participant.

45.8	For the purposes of Rule 45.7, an amount carried forward representing an earlier cash dividend shall be treated as reinvested before any such amount representing a later cash dividend.

45.9	In exercising its powers in relation to the acquisition of Dividend Shares, the Trustee shall treat Participants fairly and equally.

46.	HOLDING PERIOD FOR DIVIDEND SHARES

46.1	Except as mentioned in Rule 43, a Participant shall be bound:-

46.1.1	to permit his or her Dividend Shares to remain in the hands of the Trustee; and

46.1.2	not to assign, charge or otherwise dispose of his or her beneficial interest in such Dividend Shares for a period of 3 years beginning with the date on which such Shares are acquired on behalf of the Participant.

46.2	A Participant’s obligation to permit his or her Dividend Shares to remain in the hands of the Trustee throughout the Holding Period shall be subject to the following exceptions:-

46.2.1	the Trustee may at any time dispose of such a Participant’s Plan Shares as may be necessary to realise sufficient monies to satisfy any obligation under PAYE as mentioned in Rule 47.1; and

46.2.2	a Participant may during the Holding Period direct the Trustee to deal with any of such Participant’s Plan Shares as mentioned in Rule 43.

47.	PAYE

47.1

If, in consequence of any of a Participant’s Plan Shares ceasing to be held in the Plan, the Participant is chargeable to income tax in accordance with Chapter 6 of Part 7 of ITEPA and an obligation to make a deduction required under PAYE arises in respect of that charge then:-

47.1.1

unless within 14 days of the date on which the Shares in question cease to be so held (or, if earlier the date on which the Trustee receives notice of such withdrawal) the Participant pays to the Trustee sufficient money to enable such obligation to be discharged, the Trustee may retain and dispose of any of the Shares so ceasing to be held in the Plan or any of the Participant’s remaining Plan Shares (if any) as shall be necessary to raise sufficient funds (after deduction of expenses and commissions) to discharge such obligation; and

47.1.2	subject to Rule 47.5, the Trustee shall pay to the Participant’s Employer Company a sum which is sufficient to enable the Participant’s Employer Company to discharge that obligation.

47.2

If on any occasion the Trustee receives a sum of money which constitutes (or forms part of) a Capital Receipt in respect of which a Participant is chargeable to income tax under Chapter 6 of Part 7 of ITEPA, the Trustee shall, subject to Rule 47.6, pay out of that sum of money to the Participant’s Employer Company an amount equal to that on which income tax is so payable and the Participant’s Employer Company shall pay over that amount to the Participant subject to deduction of income tax and NICs under PAYE.

47.3

If a Participant disposes of his beneficial interest in any Plan Shares to the Trustee, and the Trustee is deemed for the purposes of the Schedule to have disposed of such Shares for any consideration, the Trustee shall, for the purposes of Rule 47.2, be deemed to have received such consideration as the proceeds of disposal of the Participant’s Plan Shares.

47.4	For the purposes of this Rule 47 “Participant’s Employer Company” means a company:-

47.4.1

of which the Participant is an employee at the time when the Participant’s Plan Shares cease to be held in the Plan (as mentioned in Rule 47.1) or when the Trustee receives or is deemed to receive the sum of money referred to in Rule 47.2; and

47.4.2	to whom PAYE then applies.

47.5	If, in consequence of any of a Participant’s Plan Shares ceasing to be held in the Plan, a Participant is chargeable to income tax in accordance with Chapter 6 of Part 7 of ITEPA and either:-

47.5.1	there is no Participant’s Employer Company; or

47.5.2	HMRC are of the opinion that it is impracticable for the Participant’s Employer Company to make a deduction of income tax under PAYE and so direct then the Trustee shall account for income tax under PAYE in respect of an amount equal to that on which income tax is payable as if the Participant were a former employee of the Trustee.

47.6	If the Trustee receives a sum of money as mentioned in Rule 47.2 and either:-

47.6.1	there is no Participant’s Employer Company; or

47.6.2	HMRC are of the opinion that it is impracticable for the Participant’s Employer Company to make a deduction of income tax under PAYE and so direct then in paying over to the Participant the Capital Receipt, the Trustee shall make a deduction of income tax under PAYE in respect of an amount equal to that on which income tax is payable as mentioned in Rule 47.2, as if the Participant were a former employee of the Trustee.

47.7	The reference in Rule 47.1 to a disposal of Shares shall be construed as including a reference to a purchase by the Trustee of the beneficial interest in such Shares.

48.	SPECIFIED RETIREMENT AGE

For the purposes of section 498 ITEPA, the specified retirement age for the Plan is 65.

PART D: GLOSSARY

49.	DEFINITIONS

The following words and expressions shall, where they are used in the Plan, have the following meanings:-

“Accumulation Period”	in relation to Partnership Shares, the period during which a Participant’s Partnership Share Money is accumulated by the Trustee pending the acquisition of Partnership Shares or its repayment to such person

“Acquisition Date”	in relation to an acquisition of Partnership Shares, the date mentioned in Rule 24.5 and, in relation to Dividend Shares, the date mentioned in Rule 45.1.2

“Administrator”	such person as is from time to time appointed by the Trustee with the approval of the Company to administer the Plan and to whom the Trustee has delegated the necessary administrative powers pursuant to Clause 5.20 of the Deed

“Alternative Investment Market”	the Alternative Investment Market of the London Stock Exchange

“Approved Share Incentive Plan”	an share incentive plan as mentioned in the Schedule and which is approved by HMRC

“Articles of Association”	the articles of association of the Company

“Associated Company”	has the meaning given in paragraph 94 of the Schedule

“Bank”	(a) a person who falls within section 840A(1)(b) of the Taxes Act;

(b)	a building society within the meaning of the Building Societies Act 1986; or

(c)

a European Economic Area firm of the kind mentioned in paragraph 5 of Schedule 3 to the Financial Services and Markets Act 2000 which has permission under paragraph 15 of that Schedule (as a result of qualifying for authorisation under paragraph 12(1) of that Schedule) to accept deposits

“Benefits Code”	as defined in section 63 of ITEPA

“Capital Receipt”	has the same meaning as in section 502 of ITEPA

“Close Company”	has the same meaning as in paragraph 20 of the Schedule

“Company”	Total Produce pie (registered in the Republic of Ireland number 427687)

“Connected Company”	has the meaning given in paragraph 18(3) of the Schedule

“Conversion Rate”	on any given day, the average currency conversion rate quoted by Barclays Bank plc or such other bank with whom the Trustee then holds its accounts for the purposes of the Plan, as the price for euros purchased with pounds sterling on the preceding day or, if that preceding day is not a business day, the preceding business day

“control”	has the same meaning as in section 840 of the Taxes Act

“Dealing Day”	a day on which the Irish Stock Exchange is open for business

“Deed”	the trust deed of the Plan Trust

“Directors”	the board of directors of the Company or a duly-authorised committee of such directors

“Dividend Shares”	Shares acquired by the Trustee on behalf of a Participant using dividends paid in respect of such Participant’s Plan Shares and which are held in the Plan

“Eligible Employee”	in relation to an acquisition of Shares pursuant to Part B, on any occasion, a Plan Employee who satisfies all of the relevant conditions for participating in the Plan mentioned in Rule 7.1 and who is not ineligible to participate in the Plan by virtue of Rule 7.2

“Employee”	an employee of any member of the Group

“Financial Year”	a financial year of the Company

“Group”	the Company and each and every company which is for the time being controlled by the Company within the meaning of section 840 of the Taxes Act and is also a subsidiary of the Company within the meaning of section 155 of the Irish Companies Act 1963

“HMRC”	Her Majesty’s Revenue & Customs

“Holding Period”	in relation to a Participant’s Dividend Shares, the period of three years mentioned in Rule 46

“Irish Investment Exchange”	the Irish Investment Exchange of the Irish Stock Exchange

“Irish Stock Exchange”	the Irish Stock Exchange Limited or any successor organisation thereto

“ITEPA”	means the Income Tax (Earnings and Pensions) Act 2003

“key feature”	has the meaning given in Rule 8.4

“London Stock Exchange”	London Stock Exchange plc

“Market Value”	in relation to a Share on a given date:-

(a)

if shares in the Company of the same class as the Shares are then listed on the Irish Stock Exchange, the average of the middle market quotations of a Share as derived from the Daily Official List of the Irish Stock Exchange for the 3 consecutive Dealing Days last preceding that date provided that if the means of providing the foregoing information as to dealings and prices by reference to which the middle market quotations of a Share is to be determined is altered or is replaced by some other means, then the middle market quotations of a Share shall be determined on the basis of the equivalent information published by or with the authorisation of the relevant authority in relation to dealings on the Irish Stock Exchange; or

(b)

in any other case, the market value of a Share on that date (or on such earlier date or dates as may be agreed in advance in writing with HMRC Shares and Assets Valuation) determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992

“Material Interest”	has the meaning given in paragraph 20 of the Schedule

“New Shares”	has the meaning given in Rule 44.3

“NICs”	National Insurance contributions

“Non-Qualifying Salary”	any particular description of earnings, paid to Eligible Employees, which is determined by the Directors not to be Salary for the purposes of Rule 19.1, pursuant to paragraph 4A(b) of the Schedule

“Original Trustee”	Computershare Trustees Limited (registered in England number 3661515)

“Participant”	in relation to Partnership Shares, a person who is party to a subsisting Partnership Share Agreement or on whose behalf Partnership Shares, or Dividend Shares have been acquired and which are for the time being held in the Plan

“Participant’s Employer Company”	has the meaning given in Rule 47.4

“Participating Company”	a company which is a member of the Group in relation to which the Directors have resolved that the employees of such company may, if so permitted by the rules of the Plan, be eligible to participate in this Plan

“Partnership Shares”	shares acquired by the Trustee on behalf of an Eligible Employee using Partnership Share Money and which are held in the Plan

“Partnership Share Agreement”	a contract between the Company and a Participant (as mentioned in Rule 15.1) in such form (approved in advance by HMRC) as the Company may from time to time determine

“Partnership Share Money”	money deducted from an Employee’s Salary pursuant to a Partnership Share Agreement and held by the Trustee pending the acquisition of Partnership Shares or its repayment to such person

“PAYE”	the rules and regulations governing the obligation of an employer or other person to account for:-

(a)	income tax as mentioned in Part 11 of ITEPA or regulations made under Section 684 of ITEPA; and

(b)	NICs

“Personal Representatives”	in relation to a Participant, the legal personal representatives of the Participant (being either the executors of his will to whom a valid grant of probate has been made or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Directors evidence of their appointment as such

“Plan”	the Total Produce Share Incentive Plan as approved by HMRC as amended from time to time in accordance with Rule 8

“Plan Employee”	an employee of a Participating Company who:-

(a)	is chargeable to tax under sections 15 or 21 of ITEPA in respect of such employment; and

(b)	every other employee of a Participating Company who has been nominated by the Directors

“Plan Shares”	subject to Rules 42.5 and 44.4, Partnership and Dividend Shares which have been acquired by the Trustee on behalf of an Eligible Employee

“Plan Trust”	the trust established by the Company by the execution of the Trust Deed for use in conjunction with this Plan for the purpose, amongst other matters, of holding on behalf of Participants legal title to Plan Shares

“Qualifying Company”	in relation to a Qualifying Period:-

(a)	a company that is a Participating Company at the end of the Qualifying Period;

(b)	a company that, when the individual concerned was employed by it, was a Participating Company; or

(c)	a company that, when the individual concerned was employed by it, was an Associated Company of either:-

(i)	any such company as is mentioned in (a) or (b) above; or

(ii)	another company which is itself a Qualifying Company

“Qualifying Corporate Bond”	has the meaning given by section 117 of the Taxation of Chargeable Gains Act 1992

“Qualifying Period”	in relation to an individual’s eligibility to acquire Partnership Shares, such period (if any) as is specified by the Directors pursuant to paragraph 16 of the Schedule and throughout which the individual must at all times have been an employee of a Qualifying Company

“Relevant Employment”	employment by the Company or any Associated Company

“relevant European institution”	has the meaning given in section 326A(10) of the Taxes Act

“ Salary”	in relation to a Participant, means such of the earnings of the employment by reference to which he is eligible to participate in the Plan as are liable to be paid under deduction of tax under PAYE after deducting any amounts included by virtue of the Benefits Code or as would be so liable apart from the SIP Code or which would be if that individual were within the scope of the charge to income tax under Part 2 of ITEPA SAVE THAT for the purposes of Rule 19.1, no account shall be taken, in determining the amount of a Participant’s Salary in any tax year, of any amount of Non-Qualifying Salary paid to such Participant

“Schedule”	Schedule 2 to ITEPA

“Shares”	ordinary shares in the capital of the Company (or, following a Company Reconstruction as mentioned in Rule 44, shares issued in respect of, or which otherwise represent such first- mentioned shares) which, except in the circumstances mentioned in paragraphs 86(4) and 88 of the Schedule, satisfy the requirements of paragraphs 25 to 33 of the Schedule

“SIP Code”	has the meaning given in section 488(3) of ITEPA

“Subsidiary”	a subsidiary (within the meaning given in section 155 of the Irish Companies Act 1963) of the Company

“Tax Year”	a year ending 5 April

“Taxes Act”	the Income and Corporation Taxes Act 1988

“Trustee”	the trustee or trustees for the time being of the Plan Trust

“Trust Fund”

(a)   The initial sum of £10 paid to the Original Trustee;

(b)   all property, other than any Participant’s Partnership Share Money, transferred to the Trustee to hold on the terms of this Settlement, including any accumulation of income of such property; and

(c)   all property from time to time representing the above

“UK Listing Authority”	the Financial Services Authority in its capacity as the competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000

50.	INTERPRETATION OF THE PLAN

50.1	Words and expressions used in the Plan but not defined in this Part D have the same meanings given in, or which they bear for the purposes of, the SIP Code.

50.2

References to the provisions of any Act, including the Taxes Act, shall include any statutory consolidation, modification, amendment or re-enactment, or any subordinate legislation made under it for the time being in force.

50.3	Words denoting the singular shall include the plural and vice versa.

50.4	References to an “award” of Shares shall be construed as references to the transfer of the beneficial interest in such Shares (and related expressions shall be construed accordingly).

50.5

If New Shares (as mentioned in Rule 44) are treated as awarded to, or as having been acquired on behalf of, a Participant as mentioned in Rule 44 all references in Part C and Rule 50.6 to Shares (including references to Partnership Shares and Dividend Shares) shall be construed as including references to such New Shares and if such New Shares were so treated as having been awarded to, or acquired on behalf of, a Participant in consequence of his or her interest in Partnership Shares or Dividend Shares then references in Part C to any such Partnership Shares or Dividend Shares shall be construed as including such New Shares.

50.6

Subject to Rule 50.5, references to Shares or to any interest in Shares being “held in the Plan” shall be construed as references to the legal title to such Shares being held by the Trustee, subject to and in accordance with the rules of this Plan (and related expressions shall be construed accordingly).

50.7

References in relation to a Participant to “participation in the Plan” and related expressions shall be construed as references to participation by being a party to a Partnership Share Agreement or by reason of any Shares then being held in the Plan on behalf of such Participant.

50.8	References to rules are to the rules set out in this Plan as amended from time to time in accordance with Rule 8.

50.9

A Participant shall not be treated for the purposes of this Plan as ceasing to be in Relevant Employment if he remains in the employment of the Company or any company which, in relation to the Company, is an Associated Company.

PART E: PLAN TRUST DEED

[Stamp duty: £5]

THIS TRUST DEED is made on [                    ]

BETWEEN:-

(1)	TOTAL PRODUCE PLC (registered in the Republic of Ireland number 427687) whose registered office is at Charles McCann Building, Rampart Road, Dundalk, Co Louth (the “Company”); and

(2)	COMPUTERSHARE TRUSTEES LIMITED (registered in England Number 3661515) whose registered office is at The Pavilions, Bridgwater Road, Bristol BS13 8AE (the “Original Trustee”).

WHEREAS:-

(A)

The parties intend, by the execution of this Deed, to establish an employees’ share scheme, the terms of which comply both with the requirements of section 60(13)(b) of the Irish Companies Act 1963 and Schedule 2 to the Income Tax (Earnings and Pensions) Act 2003, to facilitate the acquisition and holding of shares by and for the benefit of employees of the Company and of subsidiaries of the Company pursuant to The Total Produce Share Incentive Plan (the “Plan”).

(B)	The Company has paid to the Original Trustee by way of gift the sum of £10, the receipt of which the Original Trustee acknowledges.

(C)	The Original Trustee has agreed to act as the first trustee of this Trust.

(D)	The settlement created by this Deed shall unless and until the Trustees for the time being of this Trust otherwise determine, be known as The Total Produce SIP Trust.

IT IS AGREED as follows:-

1.	INTERPRETATION

1.1	The following words and expressions shall, where they are used in this Deed, have the following meanings:-

“Beneficiary”	a bona fide employee or former employee of any member of the Group

“Charity”	any company, trust, association or other body of persons established for charitable purposes only

“this Deed”	the provisions of this trust deed as varied or added to from time to time pursuant to and in accordance with Clause 15

“Employees’ Share Scheme”	an employees’ share scheme, the terms of which comply with the requirements of section 60(13)(b) of the Irish Companies Act 1963

“Foreign Cash Dividend”	means a cash dividend paid in respect of Plan Shares in a company not resident in the United Kingdom

“this Settlement”	the trusts declared in this Deed

“Takeover Offer”	an offer to acquire all the shares in the capital of the Company, which has been made in circumstances and under terms that would (subject only to the relevant acceptance threshold being achieved) permit the offeror to invoke the procedure for the compulsory acquisition of shares in the Company under section 204 of the Irish Companies Act 1963

“Trustee”	the Original Trustee or other the trustee or trustees for the time being of this Settlement

“Trust Fund”

(a)   the initial sum of £10 paid to the Original Trustee;

(b)   all property, other than any Participant’s Partnership Share Money, transferred to the Trustee to hold on the terms of this Settlement, including any accumulation of income of such property; and

(c)   all property from time to time representing the above

“Trust Period”

means the period beginning with the date hereof and ending upon the first to happen of the following namely:-

(a)   the expiry of the period of eighty years beginning with the date of this Deed; or

(b)   such date as the Trustee (acting with the prior written consent of the Company) shall by deed declare to be the end of the Trust Period (not being a date earlier than the date of such deed)

‘‘Trust Property”	any property comprised in the Trust Fund

All terms used in this Deed which are defined in the Glossary to the Plan shall bear the same meanings as in that Glossary.

1.2	For the purposes of the interpretation of this Deed:-

1.2.1	words denoting the singular shall include the plural and vice versa;

1.2.2	words denoting the masculine gender shall include the feminine and neuter gender;

1.2.3	no account shall be taken of the clause headings which have been inserted for ease of reference only;

1.2.4	references to any statutory provision shall be read and construed as references to such provision as amended or re-enacted from time to time; and

1.2.5	references to clauses and Schedules are to be read and construed as references to clauses and Schedules of this Deed.

2.	PRINCIPAL TRUSTS

2.1	The Trustee shall during the Trust Period hold the capital and income of the Trust Fund UPON TRUST:-

2.1.1

for so long as the Plan, having been approved by HMRC pursuant to the Schedule, remains so approved, to hold the Trust Fund for the benefit of Beneficiaries but shall deal with the same only in accordance with the provisions of Clauses 4 and 5; and

2.1.2

subject to Clause 2.1.1 above, for all or such one or more exclusively of the other or others of the Beneficiaries at such age or time or respective ages or times and if more than one in such shares and either absolutely or for such period or respective periods and with such gifts over and upon such trusts (including discretionary trusts) and with or subject to such powers or provisions (whether dispositive or administrative at the discretion of the Trustee or of any one or more of the Beneficiaries or of any other person or persons) and generally in such manner in all respects for the benefit of all or any one or more of the Beneficiaries as the Trustee may at any time or times during the Trust

Period by deed or deeds revocable or irrevocable in their discretion appoint PROVIDED THAT no exercise of the power conferred by this Clause 2.1.2 shall invalidate any prior payment or application of either the capital or income of the Trust Fund or affect any part of the Trust Fund to which any person has become indefeasibly entitled.

2.2	In default of and subject to any appointment made under Clause 2.1, and subject to the provisions of Clause 5, the following trusts shall apply to the capital and income of the Trust Fund:-

2.2.1

the Trustee may accumulate the whole or part of the income of the Trust Fund during the Trust Period as an addition to the capital of the Trust Fund and as one fund with such capital for all purposes but the Trustee may apply such Trust Property as if it were income arising in the then current year;

2.2.2

subject to Clause 5.2, the Trustee shall pay or apply the income of the Trust Fund to or for the benefit of any one or more of the Beneficiaries and if more than one in such proportions and in such manner in all respects as the Trustee shall in its absolute discretion think fit;

2.2.3

the Trustee may at any time or times during the Trust Period realise the whole or any part or parts of the Trust Fund and may pay the same to or apply the same for the benefit of any one or more of the Beneficiaries in such manner as the Trustee shall in its absolute discretion think fit; and

2.2.4

subject to the preceding provisions of this Clause 2, the Trustee shall hold the capital and income of the Trust Fund at the expiry of the Trust Period UPON TRUST for such one or more of the Beneficiaries and if more than one in such proportion and in such manner in all respects as the Trustee shall before the end of the Trust Period, and in its absolute discretion, determine SAVE THAT if there are no such Beneficiaries or in default of such determination the Trustee shall hold the capital and income of the Trust Fund on trust absolutely for such one or more Charity as the Company shall in its discretion determine.

3.	ADDITIONS TO THE TRUST FUND

3.1	The Trustee may at any time accept a gift of Shares or other assets to be held as an addition to the Trust Fund.

3.2

Any member of the Group may from time to time at its sole discretion transfer pay or credit sums of money to the Trustee to be held as an addition to the Trust Fund, and nothing in this Deed shall confer on the Trustee any right to receive any such transfer, payment or credit or create any trust of the money intended to be transferred, paid or credited unless and until the same shall have been actually transferred, paid or credited to the Trustee.

3.3	If Shares are listed on the Official List of the UK Listing Authority, the Company shall apply for a listing for any Shares subscribed by the Trustee.

3.4

The Trustee shall not accept any contribution to the Trust Fund from any person if the acceptance of such contribution would cause this Settlement to be in breach of the rules restricting the accumulation of trust income.

4.	PARTNERSHIP SHARE MONIES AND PARTNERSHIP SHARES

4.1

The Trustee shall accept any Participant’s Partnership Share Money and shall hold such funds upon trust for the benefit of such Participant and shall deal with such funds and with any income from the investment of such funds only in accordance with the Plan SAVE THAT the Trustee shall be under no duty or obligation to deposit such funds in an interest-bearing account.

4.2	The Trustee shall apply each Participant’s Partnership Share Money in acquiring Shares in accordance with the Plan by:-

4.2.1	purchase in the market (whether on the London Stock Exchange, the Irish Stock Exchange or any other market on which Shares may be purchased, from time to time);

4.2.2	subscription; or

4.2.3	acquisition by purchase from the Trust Fund.

4.3	For the avoidance of doubt, the Trustee shall not be liable for any disadvantage suffered by any Participant as a result of changes to:-

4.3.1	the Conversion Rate; or

4.3.2	the market value of Shares

in the period between the Trustee’s receipt of a Participant’s Partnership Share Money and its acquisition of Partnership Shares, on behalf of the relevant Participant, with the Participant’s Partnership Share Money.

4.4

The Trustee shall hold a Participant’s Partnership Shares upon trust for the benefit of such Participant and shall deal with such Shares and all rights attaching to such Shares only in accordance with the Plan and this Deed.

4.5	For the purposes of section 13 of the Perpetuities and Accumulations Act 1964, the accumulation period applicable to any Partnership Share Money shall be 21 years from the date of this Deed.

5.	TRUSTEE’S POWERS AND DUTIES RELATING TO THE PLAN

5.1	The Trustee shall join with the Company in establishing and giving effect to the Plan.

5.2

For so long as the Plan having been approved by HMRC pursuant to the Schedule remains so approved, the Trust Fund shall not be applied, and this Settlement shall not be used, otherwise than for the purposes of giving effect to the Plan.

5.3

The Trustee shall expend any sum received from any member of the Group as a contribution to the Trust Fund for any such one or more of the purposes mentioned in Clause 5.4 as the Trustee shall in its absolute discretion determine and pending such expenditure shall deposit any such contribution with a Bank on such terms as the Trustee may in its absolute discretion think fit.

5.4	The purposes referred to in Clause 5.3 are:-

5.4.1	the acquisition of Shares for the purposes of the Plan whether by way of:-

(a)	purchase in the market (whether on the London Stock Exchange, the Irish Stock Exchange or any other market on which Shares may be purchased, from time to time);

(b)	subscription; or

(c)	acquisition by purchase from the Trust Fund;

5.4.2	the repayment of sums borrowed;

5.4.3	the payment of interest on sums borrowed;

5.4.4	satisfying any of the obligations of the Trustee under the Plan; and

5.4.5	paying expenses of the Trustee (including the fees of the Trustee, any Administrator and any professional adviser retained by the Trustee in relation to the operation of the Plan).

5.5	The Trustee may only acquire shares or other securities which are not Shares if:-

5.5.1	they are shares or other securities issued to the Trustee in exchange for or in respect of Shares in circumstances mentioned in section 135(1) of the Taxation of Chargeable Gains Act 1992; or

5.5.2	if they are shares or other securities acquired by the Trustee pursuant to a reconstruction or amalgamation as mentioned in section 136 of that Act.

5.6	The Trustee may at any time and from time to time award Shares to any one or more of the Beneficiaries pursuant to and in accordance with the Plan.

Duty to give notice of acquisition of Partnership Shares

5.7	As soon as practicable after the Trustee has acquired any Partnership Shares on behalf of a Participant, the Trustee shall give him or her notice of the acquisition:-

5.7.1	specifying the number and description of those Shares;

5.7.2	stating the amount of Partnership Share Money applied by the Trustee in acquiring such Partnership Shares;

5.7.3	their Market Value on the Acquisition Date; and

5.7.4	informing him or her of any amount of surplus Partnership Share Money carried forward.

Duty to give notice of acquisition of Dividend Shares

5.8	As soon as practicable after any Dividend Shares have been acquired on behalf of a Participant the Trustee shall give him or her notice of the acquisition:-

5.8.1	specifying the number and description of those Shares;

5.8.2	stating their Market Value on the Acquisition Date;

5.8.3	stating the Holding Period applicable to them; and

5.8.4	informing him or her of any surplus amount of cash dividends carried forward.

Foreign cash dividends

5.9

If the Trustee receives any Foreign Cash Dividend in respect of any of a Participant’s Plan Shares, the Trustee shall notify the Participant of the amount of any foreign tax deducted from the dividend before it was paid.

Duty to deal with Plan Shares

5.10	The Trustee shall hold and deal with all Shares awarded to or acquired on behalf of any Participant only in accordance with the terms of Part C of the Plan and the following provisions of this Deed.

General duty of Trustee to retain Dividend Shares

5.11

Save as mentioned in Clause 5.12, the Trustee shall not dispose of any of a Participant’s Plan Shares that are Dividend Shares (whether to the Participant or otherwise) at any time during the Holding Period relating to such Shares unless the Participant ceases to be in Relevant Employment.

5.12

The duty imposed by Clause 5.11 shall not restrict the Trustee from disposing of any of a Participant’s Plan Shares in accordance with a provision of the Plan which gives effect to the requirements of any of the paragraphs of the Schedule mentioned in paragraph 73(3) of the Schedule.

Power of Trustee to raise funds to subscribe for a rights issue

5.13	The Trustee may, subject to Clause 5.17, dispose of some of the rights under a rights issue in order to be able to obtain sufficient funds to exercise other such rights.

5.14

For the purposes of Clause 5.13, “rights issue” means rights conferred in respect of a Participant’s Plan Shares to be allotted, on payment, other shares or securities or rights of any description in the same company.

Duty of Trustee on Participant ceasing to be in Relevant Employment

5.15	If a Participant ceases to be in Relevant Employment, the Trustee shall as soon as is practicable:-

5.15.1	transfer such Participant’s Plan Shares to the Participant or another person at his direction; or

5.15.2	dispose of the Shares and account (or hold itself ready to account) for the proceeds to the Participant or to another person at his direction.

5.16

The Trustee shall pay over to a Participant any money or money’s worth received by the Trustee in respect of or by reference to any of such Participant’s Plan Shares, other than money or money’s worth consisting of New Shares SAVE THAT this duty of the Trustee shall not prevent the Trustee from reinvesting cash dividends in accordance with the Plan nor from doing anything in fulfilment of its obligations under or in relation to PAYE.

General duties to Participants

5.17

Subject to Clause 5.15, the Trustee shall dispose of a Participant’s Plan Shares and deal with any right conferred in respect of any of his Plan Shares to be allotted other shares, securities or rights of any description only pursuant to a direction given by or on behalf of the Participant SAVE THAT the Trustee may dispose of any of a Participant’s Plan Shares which cease to be held in the Plan and any of a Participant’s remaining Plan Shares to meet any obligation imposed on the Trustee under or in relation to PAYE.

Duties in relation to tax liabilities

5.18	The Trustee shall:-

5.18.1

maintain such records as may be necessary for the purposes of complying with any obligations of the Trustee or of any member or former member of the Group under PAYE and NICs so far as they relate to the Plan; and

5.18.2

when a Participant becomes liable to income tax under Chapter 3 or 4 of Part 4 of the Income Tax (Trading and Other Income) Act 2005 or ITEPA by reason of the occurrence of any event, inform him of any facts relevant to determining that liability.

5.19	References in the preceding provisions of this Clause 5 to a Participant include, in relation to a Participant who has died, a reference to his Personal Representatives.

Administration of the Plan

5.20

The Trustee may from time to time appoint any such person as the Company may approve to act as Administrator on such terms as the Trustee and the Company shall agree and in that event the Trustee shall delegate to such person such of the Trustee’s administrative powers and duties as shall, in the opinion of the Directors, be necessary or appropriate to enable such person to procure the award of Shares to, and the acquisition of Shares on behalf of, Participants and generally to administer the operation of the Plan PROVIDED THAT:-

5.20.1	no such delegation shall take effect so as to divest the Trustee of any duty imposed on the Trustee by the provisions of this Deed; and

5.20.2	the Trustee shall remain liable for the acts and defaults of such person to the intent that section 23 of the Trustee Act 2000 shall not apply.

5.21	The Trustee may pay the costs and expenses of any Administrator out of the Trust Fund.

Power to take and pay for professional advice

5.22

The Trustee may, for the purpose of enabling the Trustee or any Administrator to exercise the powers and duties of this Settlement, seek and act upon the advice of any such firm of legal or other professional advisers and may pay for such advice out of the Trust Fund PROVIDED THAT no such advice shall be sought by the Trustee or the Administrator on any occasion without the prior approval (which shall not be unreasonably withheld) of the Company as to the choice of such adviser and the terms on which such advice shall be sought.

Provision of information to the Company

5.23

The Trustee shall provide to the Company and every other member of the Group all such information relating to the operation of the Plan as shall, in the opinion of the Directors, be necessary to enable each such member of the Group to fulfil its obligations to account for income tax and NICs under PAYE.

5.24

The Trustee shall, from time to time, provide to the Company such other information, relating to the operation of the Plan and to the individual entitlements of any or all of the Participants as the Company may request, and shall do so within such reasonable period as the Company may specify.

Residual Shares

5.25	If any Shares (other than a Participant’s Plan Shares) remain Trust Property after either:-

5.25.1	Shares have been awarded to Participants in accordance with the Plan on any occasion; or

5.25.2	the requirements of paragraph 90 of the Schedule have been complied with the Trustee shall, if the Company so directs, hold such Shares upon trust to sell such Shares in the market and pay or apply the net proceeds of sale (after deduction of all costs and expenses and of such amount as, in the opinion of the Trustee, is sufficient to enable the Trustee to discharge in full all of its current and future liabilities, whether actual or contingent) to or for the benefit of Participating Companies in such proportions, having regard to their respective contributions, to the Trust Fund as the Company shall direct.

Acquisition of shares from a QUEST

5.26	If any Shares are transferred to the Trustee as mentioned in paragraph 78 of the Schedule, such Shares shall not become Partnership or Dividend Shares

Duty to monitor Participants in connected plans

5.27	The Trustee shall maintain records of Participants who in the same Tax Year have participated in one or more other Approved Share Incentive Plans established by the Company or a Connected Company.

6.	TRUSTEE’S DEALINGS IN SHARES

6.1

For the purpose of enabling the Directors to ensure compliance by the Company and by its directors with the rules and regulations imposed by the Irish Stock Exchange, the Trustee shall inform the secretary of the Company in writing in advance of any dealing by the Trustee in Shares (otherwise than any award of Shares to or acquisition of Partnership Shares or Dividend Shares on behalf of, a Participant who is not a director of the Company being a dealing pursuant to or done for the purpose of giving effect to the operation of the Plan).

6.2

If the Trustee provides any benefit (in whatever form) out of the Trust Fund to any Beneficiary (otherwise than pursuant to the Plan) the Trustee shall give details of such benefit to the secretary of the Company.

6.3

The Trustee shall not deal in Shares or other securities of the Company at any time if the Trustee is aware or has received notice in writing from the Company that any such dealing at that time would cause the Company or any Subsidiary or any director, officer or employee of the Company or any Subsidiary to be in breach of the provisions of the code of dealing adopted by resolution of the directors of the Company imposing restrictions upon dealings by directors and employees in Shares or securities of the Company as required by the rules of the Irish Stock Exchange PROVIDED THAT nothing in this Clause 6.3 shall compel the Trustee to enquire from the Company or any Subsidiary as to whether such dealing would breach any such provisions.

Waiver of Trustees’ dividend and voting rights

6.4

The provisions of Clauses 6.5 and 6.6 shall not apply (so that the Trustee shall not be taken to have waived its rights to receive dividends and/or exercise voting rights) throughout any period in relation to which the Company has given notice in writing to the Trustee that such provisions shall not apply PROVIDED THAT no such period shall commence before the date on which such notice is received by the Trustee.

6.5

Whilst and for so long as any Shares are held by the Trustee and no beneficial interest in such Shares is vested in any Beneficiary the Trustee shall waive any right to dividend payments in respect of such Shares and the Trustee shall not be liable for any loss to the Trust Fund as a result of such waiver.

6.6

Whilst any Shares in the Company are held by the Trustee the Trustee shall refrain from exercising any voting rights which may attach to the Shares SAVE THAT if the beneficial interest in any Share is vested in any Beneficiary then the Trustee shall comply with the provisions of Rule 41 of the Plan.

7.	INVESTMENT POWERS

7.1

The Trustee may apply the whole or any part of the Trust Fund in the acquisition of Shares by subscription or by purchase from any person at a price which is not greater than the price which the Trustee would otherwise have to pay for the purchase of such Shares on the Irish Stock Exchange (or, if such Shares are not listed on the Irish Stock Exchange, in the open market) at the time of purchase.

7.2	The Trustee shall not be under any obligation to diversify the investment of the Trust Fund and, in particular, may:-

7.2.1

retain, in their existing condition, any investments, including Shares or other securities of the Company, or other property (including uninvested money) for the time being forming part of the Trust Fund for so long as the Trustee in its absolute discretion thinks fit notwithstanding that the same may comprise the sole investment of the Trust Fund; and

7.2.2	at its absolute discretion, invest the whole of the Trust Fund in the shares or securities of any one company without being liable for any loss occasioned thereby.

7.3	The Trustee shall be under no obligation to:-

7.3.1

become a director or officer, or interfere in the management or affairs, of any company any of the shares or stocks of which are, for the time being, comprised in the Trust Fund or any company associated with such company, notwithstanding that the Trustee has (whether directly or indirectly) a substantial holding in or control of any such company; or

7.3.2	seek information about the affairs of any such company

but may leave the conduct of the affairs of any such company to its directors or other persons managing the company (so long as they have no actual notice of any act of dishonesty on the part of such directors or others in connection with the management of the company).

8.	ADDITIONAL POWERS

8.1	In addition to all the powers vested in trustees by law or statute, the Trustee shall have the following powers regarding the Trust Fund:-

8.1.1

power to invest or hold or allow to remain in the name or under the control of any person as nominee or bare trustee of the Trustee the whole or such part of the Trust Fund as the Trustee shall in its absolute discretion think fit and the Trustee shall not be liable for any loss to the Trust Fund or the income of the Trust Fund occasioned by the exercise of this power;

8.1.2

power to promote, alone or with others, and to approve, concur or acquiesce in, or agree to carry into effect, alone or with others, any scheme, proposal or offer for or leading to or being a step in:-

(a)

the reconstruction or amalgamation with any other company or corporation of any company or corporation in whose securities the Trust Fund or any part of the Trust Fund shall be for the time being invested;

(b)

the release, modification or alteration of the rights, privileges or liabilities attached to any investments or other property forming part of the Trust Fund or attached to any property whatever having rights affecting any such investments or other property; or

(c)	the exchange of any investments or other property forming part of the Trust Fund for any other investments or other property

8.1.3

power to give warranties and indemnities for the foregoing purposes with power to accept any security, shares or other interest of any description of the reconstructed or purchasing or new company or demerged company or companies in lieu or in exchange for all or any of the original securities, shares or other interest and with power to retain any property so accepted as aforesaid for any period for which the original property could have been retained;

8.1.4

power to apply the Trust Fund or any part of it or the whole or any part of the income of the Trust Fund in paying any stamp duty or stamp duty reserve tax payable in respect of any transfer of or agreement to transfer Shares to a Beneficiary;

8.1.5

power to borrow moneys, for any purpose for which trust moneys may be applied under this Settlement, from any person or company (including any member of the Group) on such terms as the Trustee may decide PROVIDED THAT any loan made to the Trustee by any member of the Group shall be on terms which are no less favourable to the Trustee than if it had been made in a transaction made at arm’s length between persons not connected with each other;

8.1.6

power to pay any duties or taxes or other fiscal impositions (together with any related interest or penalties or surcharges) for which the Trustee may become liable and to have entire discretion as to the time and manner in which such duties taxes and fiscal impositions shall be paid and no person interested under this Deed shall be entitled to make any claim whatsoever against the Trustee by reason of such payment;

8.1.7

power to arrange for any member of the Group to account to HMRC or other authority concerned for any amounts deducted from the sums of money paid or credited to the Trustee by any member of the Group or from or in respect of any amounts paid or property transferred by the Trustee to Beneficiaries in respect of income tax or any other deductions required by law;

8.1.8

power to delegate to any other person or persons (including any one or more of themselves) all or any of the administrative and management functions and powers (including investment powers) vested in the Trustee either by virtue of the provisions of this Deed or by virtue of its office as Trustees PROVIDED THAT:-

(a)	this power shall apply only after the Plan, having been approved by HMRC pursuant to the Schedule, is no longer so approved; and

(b)

the Trustee shall not be entitled to delegate the exercise of discretionary trusts and powers in relation to the Trust Fund which require or empower the determination of beneficial interests in the Trust; and

(c)	no such delegation shall take effect so as to divest the Trustee of any duty imposed on the Trustee by the provisions of this Deed; and

(d)	the Trustee shall remain liable for the acts and defaults of such person to the intent that Section 23 of the Trustee Act 2000 shall not apply;

8.1.9

power to convert any moneys forming part of the Trust Fund into any other property, whether income producing or not, in particular power to acquire any property with moneys forming part of the Trust Fund or the income of the Trust Fund and to transfer such property or any part of it to any Beneficiary in exercise of the Trustee’s powers and discretions;

8.1.10	power to deal with the Trust Fund as if the Trustee were a sole absolute beneficial owner of the Trust Fund;

8.1.11

power to make any payment to any Beneficiary into such Beneficiary’s bank account and in such case the Trustee shall be discharged from obtaining a receipt or seeing to the application of such payment;

8.1.12

power to enter into any agreement or grant any option for the sale or other disposition of any shares stock or securities comprised in the Trust Fund upon any terms and for any consideration whatsoever and power to give warranties indemnities and undertakings for the above purposes;

8.1.13

power to make and to amend by resolution in writing such rules as the Trustee may in its absolute discretion think fit for the purpose of determining the basis upon which the Trust Fund shall be paid or applied to or for the benefit of Beneficiaries;

8.1.14

power in its absolute discretion to enter into any transaction with any other person or persons whether that person or persons is or are acting in a fiduciary capacity or not (being a transaction which apart from foregoing provisions of this Deed the Trustee could properly have entered into if it or any Trustee had not also been or been interested in such other person or persons) notwithstanding that the Trustee or any of them may also be or be interested in such other person or persons and in like manner in all respects as if the Trustee or any of them were not, or were not interested in, such other person or persons; and

8.1.15

power to agree with HMRC that, if the Market Value of any Shares falls to be determined for the purposes of the Schedule, the Market Value of such Shares shall be determined by reference to such date or dates, or to an average of the values on a number of dates, as may be specified in such agreement.

8.2

Each such power shall be a separate power in addition and without prejudice to the generality of all other powers vested in the Trustee, and the Trustee may exercise all or any of the same from time to time, without the intervention of any Beneficiary, in such manner and to such extent as it shall in its absolute discretion think fit SAVE THAT the Trustee shall not exercise any such power if or to the extent that to do so would be inconsistent with the trusts of this Deed.

8.3

The discretions conferred upon the Trustee by this Deed or by law shall be absolute and unfettered discretions and the Trustee shall not be obliged to give any person beneficially interested under this Settlement any reason or justification for any exercise or non-exercise of any such discretion.

9.	PERPETUITY PERIOD

The Perpetuity Period applicable to this Settlement shall be the period of 80 years from the date of execution of this Deed.

10.	TRUSTEE

10.1

Subject to the following provisions of this Clause 10, the statutory power of appointing new or additional trustees of this Settlement shall be vested in the Company and the Company shall have the power exercisable by deed to remove any person as trustee of this Settlement and to appoint any new trustee of this Settlement in the place of such person SAVE THAT:-

10.1.1

the power conferred by this Clause 10.1 shall only be operative and capable of taking effect from the date on which the person who is to be removed as trustee receives notice in writing of such removal and every new trustee accepts office as such new Trustee; and

10.1.2

if the Company shall be the subject of a Takeover Offer which becomes or is declared unconditional in all respects the Company shall not exercise any power to remove any person as a Trustee or to appoint a new or additional Trustee at any time within the period of thirty days beginning with the date on which such Takeover Offer becomes or is declared unconditional in all respects.

10.2

Every trustee of this Settlement shall be resident in the United Kingdom and the Company shall immediately remove as a trustee of this Settlement any trustee who ceases to be resident in the United Kingdom.

10.3	The minimum number of trustees of this Settlement shall be two individuals or a body corporate.

10.4	So long as the number of trustees of this Settlement is below the minimum number, the Trustee shall not be entitled to exercise any discretion or power pursuant to the terms of this Deed.

10.5

Any trustee of this Settlement may, at any time, by written notice given to the Company and to the remaining Trustees (if any), retire from his office at the expiry of one month from the date when such notice is received by the Company or any shorter period agreed in writing by the Company PROVIDED THAT such retirement shall not take effect unless and until immediately after it there will be as trustees of this Settlement, (whether by virtue of an appointment taking effect forthwith upon such retirement or otherwise), at least the minimum number of persons required by Clause 10.3 to be the trustees.

10.6

Any person who ceases to be a trustee of this Settlement shall execute and do or make all such transfers or other documents acts or things as may be necessary for vesting the Trust Fund in the new or continuing Trustee or placing it under the control of the Trustee and shall be bound and entitled to assume that any new trustee of this Settlement is a proper person to have been appointed PROVIDED ALWAYS that if any outgoing trustee of this Settlement is liable as Trustee for any duties or taxes or fiscal impositions (including without prejudice to the generality of the foregoing words capital gains wealth gifts probate succession death or any other duties or taxes on capital or income) wheresoever arising and whether or not enforceable through the courts of the place where such Trustee is resident or where this Settlement is for the time being administered then that person shall not be bound to transfer the Trust Fund as aforesaid unless reasonable security is provided for indemnifying them and their estates against such liability.

10.7

A trust corporation or other corporate trustee may be appointed by deed to be a Trustee upon such terms as to remuneration and otherwise as may be agreed at the time of its appointment by the person or persons making the appointment (on the one hand) and the trust corporation or other corporate trustee (on the other hand).

10.8

The provisions of sections 37 and 39 of the Trustee Act 1925 shall apply to this Settlement as if any reference in those sections to a trust corporation were a reference to a company or body corporate carrying on trust business.

11.	REMUNERATION OF THE TRUSTEE

11.1

Any Trustee, or any director or other officer of a body corporate acting as a Trustee being an individual engaged in any profession or business, shall be entitled to be paid all usual professional or proper charges for work done by him, his firm or his company in connection with the trusts declared in this Deed, on the usual terms and conditions of such firm or company in force from time to time including (in addition to reimbursement of such firm or company’s proper expenses, costs and other liabilities) the right to remuneration and the incidence of remuneration whether such work is in the ordinary course of his profession or business or not, including acts which a Trustee, not being in any profession or business, could have done personally.

11.2	Any corporate body acting as Trustee:-

11.2.1

may carry out, in its own office, in connection with this Settlement, any business which by its constitution it is authorised to undertake and in which it is then, in fact, ordinarily engaged, upon the same terms as would for the time being be made with an ordinary customer and if it is a bank, it shall be entitled to act as a banker to and make advances to the Trustee in connection with the trusts declared in this Deed, without accounting for any profit thereby made and in all respects as if it were not a Trustee; and

11.2.2

may employ as a banker or investment adviser or other agent, on behalf of this Settlement, any company, firm or enterprise associated with it PROVIDED THAT such agent is authorised by its constitution to undertake such business and that it is, in fact, ordinarily so engaged and that all charges made by it for work done or services provided in connection with the trusts declared in this Deed are reasonable and normal.

12.	PERSONAL INTERESTS OF TRUSTEE

12.1

No decision of or exercise of a power by the Trustee shall be invalidated or questioned on the grounds that the Trustee or any individual trustee of this Settlement or any director or other officer of a body corporate acting as Trustee had an interest in a personal or fiduciary capacity in the result of any decision or in the exercising of any power and any such person may vote in such respect and be taken into account for the purposes of a quorum notwithstanding his interest.

12.2

A Beneficiary who is a Trustee or a director or other officer or employee of a body corporate acting as Trustee may retain all benefits to which he becomes entitled under this Deed and shall not be liable to account for any property paid to or applied for the benefit of him or any spouse, former spouse, child (including step-child) of such Beneficiary.

12.3

Any Trustee, and any director or other officer of a body corporate acting as Trustee, shall not be precluded from acquiring, holding or dealing with any debentures, debenture stock, shares or securities whatsoever of the Company or any Subsidiary or from entering into any contract or other transaction with the Company or such Subsidiary or being interested in any. such contract or transaction and none of them shall be in any manner whatsoever liable to account to the Company or the Beneficiaries for any resulting profits made or benefits obtained by him or it.

12.4

Any Trustee, or any director or other officer or any employee of a corporate body acting as Trustee, or any associate or person or body connected with the Trustee may be employed and remunerated as a director or other officer or employee or as agent or adviser of any company, body or firm in any way connected with this Settlement or the Trust Fund and may keep as his property (and without being liable to account therefor) any remuneration, fees or profits received by him in any such capacity, notwithstanding that his situation or office may have been obtained, held or retained by means or by reason of his position as Trustee or as an employee or officer of a corporate trustee of the trusts declared in this Deed.

13.	PROTECTION OF THE TRUSTEE

13.1

In the professed execution of the trusts and powers contained in this Deed, no Trustee, or director or other officer of a body corporate acting as Trustee, shall be liable for any loss arising by reason of:-

13.1.1	negligence or fraud of any other Trustee or director or other officer or employee of a body corporate acting as such other Trustee; or

13.1.2	any mistake or omission made in good faith by any other Trustee or any such other person; or

13.1.3	any other matter or thing except loss arising by reason of fraud, wilful default or negligence on the part of the Trustee or other person who is sought to be made liable.

13.2

The Company HEREBY COVENANTS with the Trustee and every director or other officer of a body corporate acting as Trustee jointly and severally for themselves and as trustees for their successors in title that it will at all times after the execution of this Deed keep each of them and each of their successors in title as Trustee and each of their estates and effects fully indemnified and saved harmless both before as well as after any removal or retirement of a trustee of this Settlement pursuant to Clause 10 against all claims, losses, demands, actions, proceedings, charges, expenses, costs, damages, taxes, duties and other liabilities that may be suffered or incurred by it or by any of them in connection with the execution of the trusts and powers of this Deed other than liabilities arising as a consequence of fraud, wilful misconduct or (in the case of a Trustee, or any director or other officer of a body corporate acting as Trustee, who is engaged in the business of providing a trustee service for a fee) negligence and save to the extent that any such liability is capable of being discharged at the expense of the Trust Fund.

14.	INFORMATION SUPPLIED BY THE COMPANY

The Trustee shall be entitled to rely, without further enquiry, on all information supplied to it by the Company and/or any directors or officers of the Company with regard to its duties as trustee of the trusts declared in this Deed whether or not such information is for the purposes of or relates to the operation of the Plan, and the Trustee shall not be liable to any Participant or any member of the Group for any loss arising in consequence of the incompleteness or inaccuracy of any such information.

15.	POWER OF MODIFICATION

15.1

Subject to Clause 15.2, during the Trust Period, the Company shall have power, so as to bind the Trustee, to vary, amend, modify, alter or extend the trusts, powers and provisions of this Deed in any manner and in any particular whatsoever by deed delivered to the Trustee revocable (during the Trust Period) or irrevocable, which shall be expressed to be supplemental to this Deed, and this Deed shall then be read and construed and take effect as if the provisions of such deed were incorporated in this Deed PROVIDED THAT no exercise of these powers may:-

15.1.1

amend the definition of “Beneficiary” in Clause 1.1, or amend Clauses 3.4 (accumulation), 10.3 (minimum number of trustees), 13.2 (indemnity), and this Clause 15 (modification) or the proviso to Clause 8.1.5 (borrowing) insofar as they relate to loans made by any member of the Group;

15.1.2	confer on any person other than an employee or former employee of the Company or of any Subsidiary any eligibility or entitlement to benefit;

15.1.3	extend the power conferred by this Clause 15 (modification) or remove the restrictions contained in this proviso;

15.1.4

be effective to amend Clauses 10.6 (outgoing Trustee), 10.7 (appointment), 11 (remuneration), 12 (personal interests) or 13 (protection), or otherwise to impose on the Trustee any obligations more onerous than the obligations accepted by the Trustee under this Settlement prior to such purported amendment without the prior consent of the Trustee in writing;

15.1.5	cause this Settlement to cease to be an Employees’ Share Scheme;

15.1.6

reduce or adversely affect the right or interest of any Beneficiary insofar as such right or interest has been granted, awarded or allocated pursuant to the prior exercise by the Trustee of the Trustee’s powers under this Deed; or

15.1.7	adversely affect the position of the Trustee unless the Trustee gives prior written consent to such amendment.

15.2	For so long as the Plan, having been approved by HMRC pursuant to the Schedule, remains so approved, no alteration shall be made to any key feature of this Deed without the approval of HMRC.

15.3

Every power, authority or discretion conferred upon the Trustee or any other person and not expressly made exercisable only during a period allowed by law shall (notwithstanding anything to the contrary expressed or implied in this Deed) only to be exercisable during the Trust Period and during such further period if any (whether definite or indefinite) as in the case of the particular power, authority or discretion the law may allow.

16.	PROPER LAW

The trusts of this Settlement are established under the laws of England and Wales and subject as provided in this Deed the rights of the Beneficiaries and the rights powers and duties of the Trustee under this Deed and the construction of every provision of this Deed shall be determined according to the laws of England and Wales.

17.	EXCLUSIONS FROM BENEFIT

Notwithstanding anything to the contrary expressed or implied in this Deed, no part of the Trust Fund or its income shall at any time be paid or lent or otherwise applied nor shall any power or discretion in this Deed or by law conferred on the Trustee or on any other person in any circumstances be exercisable or exercised in any manner which causes the Company or any one or more Subsidiaries to be in breach of section 60 of the Irish Companies Act 1963, Regulation 5(2)(c) of the European Communities (Public Limited Companies Subsidiaries) Regulations, 1997 or causes this Settlement to fall outside the provisions of section 86 of the Inheritance Tax Act 1984.

18.	COUNTERPARTS

This Deed may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed but all of the counterparts shall together constitute but one and the same instrument.

19.	IRREVOCABILITY OF TRUSTS

The trusts declared by this Deed are irrevocable.

EXECUTED AS A DEED by the parties on the date which first appears in this Deed.

EXECUTED (but not delivered until dated) as	)
a Deed by TOTAL PRODUCE PLC acting by:-)
)

Director

Director/Secretary

EXECUTED (but not delivered until dated) as	)
a Deed by COMPUTERS HARE TRUSTEES	)
LIMITED acting by:-)

Director

Director/Secretary